                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          The Williams Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (4)  Date Filed:

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

                                                                 [WILLIAMS LOGO]
KEITH E. BAILEY
CHAIRMAN OF THE BOARD

To the Stockholders of The Williams Companies, Inc.:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of The Williams Companies, Inc. to be held on Thursday, May 16, 2002, in the Williams Resource Center, One Williams Center, Tulsa, Oklahoma, commencing at 11 a.m., local time. We look forward to greeting personally as many of our stockholders as possible at the Annual Meeting.

     The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the Annual Meeting. A report on the operations of Williams will be presented at the Annual Meeting, followed by a question-and-answer and discussion period.

     We know that most of our stockholders are unable to attend the Annual Meeting in person. Williams solicits proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the Annual Meeting. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

     Thank you for your continued interest in Williams.

                                            Very truly yours,

                                            /s/KEITH E. BAILEY

                                            Keith E. Bailey

Enclosures
March 29, 2002

                          THE WILLIAMS COMPANIES, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2002

To the Stockholders of
The Williams Companies, Inc.

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of The Williams Companies, Inc. will be held in the Williams Resource Center, One Williams Center, Tulsa, Oklahoma, on Thursday, May 16, 2002, at 11 a.m., local time, for the following purposes:

          1. To elect five Directors of Williams;

          2. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the independent auditor of Williams for 2002;

          3. To approve The Williams Companies, Inc. 2002 Incentive Plan; and

          4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 22, 2002, as the record date for the Annual Meeting, and only holders of Common Stock of record at such time will be entitled to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/SUZANNE H. COSTIN
                                          Suzanne H. Costin
                                          Secretary

Tulsa, Oklahoma
March 29, 2002

     EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

                          THE WILLIAMS COMPANIES, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 2002

     This Proxy Statement is furnished by The Williams Companies, Inc. ("Williams") in connection with the solicitation of proxies by the Board of Directors of Williams to be used at the 2002 Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders, and at any and all adjournments of the Annual Meeting. The term "Williams" also includes subsidiaries where the context requires.

SOLICITATION AND REVOCATION OF PROXIES AND VOTING

     Execution and return of the enclosed proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder giving a proxy has the power to revoke it at any time before it is exercised. A stockholder may revoke the proxy prior to its exercise by delivering written notice of revocation to the Secretary of Williams, by executing a later dated proxy or by attending the Annual Meeting and voting in person. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual Meeting or any adjournment thereof as specified therein by the person giving the proxy, but, if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors.

     Williams will pay the expenses of this proxy solicitation including the cost of preparing and mailing the Proxy Statement and proxy. Such expenses may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of Williams' Common Stock. Williams expects to solicit proxies primarily by mail, but Directors, officers, employees and agents of Williams may also solicit proxies in person or by telephone or by other electronic means. In addition, Williams has retained Morrow & Co., Inc. to assist in the solicitation of proxies for which Williams will pay an estimated $10,500 in fees, plus expenses and disbursements. This Proxy Statement and accompanying proxy were first mailed to stockholders on or about April 5, 2002.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. If a quorum is present, proposals to be voted on at the Annual Meeting, other than the election of Directors which requires a plurality of the votes cast, will be decided by a majority of the votes cast by the stockholders entitled to vote thereon, present in person or represented by proxy, unless the proposal relates to matters on which more than a majority vote is required under Williams' Restated Certificate of Incorporation, as amended, its By-laws, the laws of the State of Delaware under whose laws Williams is incorporated or other applicable law.

     A stockholder may, with respect to the election of Directors: (i) vote for the election of all nominees named herein; (ii) withhold authority to vote for all such nominees; or (iii) vote for the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy. A stockholder may, with respect to each other matter to be voted upon: (i) vote for the matter; (ii) vote against the matter; or (iii) abstain from voting on the matter.

     Votes withheld from a nominee for election as a director or votes on other matters that reflect abstentions or broker non-votes (i.e., shares as to which the record owner has not received instructions from the beneficial owner of the shares on a matter as to which, under the applicable rules of the New York Stock Exchange, the record owner does not have authority to vote without such instruction) will be treated as present at the Annual Meeting for the purpose of determining a quorum but will not be counted as votes cast. A majority of the votes properly cast is required to ratify the appointment of the auditor and to approve the 2002 Incentive Plan. Accordingly, abstentions will be counted in tabulating the votes cast and, therefore, will have the same effect as a vote against the appointment of the auditor and approval of the 2002 Incentive Plan. Broker non-votes will not be counted in tabulating the votes cast.

     As a matter of policy, proxies and voting tabulations that identify individual stockholders are kept confidential. Such documents are made available only to those who process the proxy cards, tabulate the vote and serve as inspectors of election, none of whom are Williams employees, and certain employees of Williams responsible for the Annual Meeting. The vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

     Only holders of Williams' Common Stock of record at the close of business on March 22, 2002, will be entitled to receive notice of and to vote at the Annual Meeting. Williams had 516,068,852 shares of Common Stock outstanding on the record date and each share is entitled to one vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Williams' Restated Certificate of Incorporation, as amended, provides for three classes of Directors of as nearly equal size as possible and further provides that the total number of Directors shall be determined by resolution adopted by the affirmative vote of a majority of the Board of Directors, except that the total number of Directors may not be less than five nor more than 17. The term of each class of Directors is normally three years, and the term of one class expires each year in rotation.

     Five individuals, all of whom are currently Directors of Williams, have been nominated for election for three-year terms as Directors at the Annual Meeting. Eight Directors will continue in office to serve pursuant to their prior elections. Pursuant to Williams' retirement policy for Directors, Mr. Glenn A. Cox will retire in conjunction with the 2002 Annual Meeting of Stockholders. Mr. Keith E. Bailey, whose term expires in May 2003, has decided to retire early from the Board and will not stand for reelection. In accordance with the recommendation of the Nominating Committee, the Board of Directors proposes that the following nominees be elected: Messrs. Hugh M. Chapman, Ira D. Hall, Frank T. MacInnis and Steven J. Malcolm and Ms. Janice D. Stoney.

     The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Hugh M. Chapman, Ira D. Hall, Frank T. MacInnis and Steven J. Malcolm and Ms. Janice D. Stoney. Should any nominee named herein become unable for any reason to stand for election as a director of Williams, the persons named in the proxy will vote for the election of such other person or persons as the Nominating Committee may recommend and the Board of Directors may propose to replace such nominee or, if none, the Nominating Committee will recommend that the size of the Board be reduced. Williams knows of no reason why any of the nominees will be unavailable or unable to serve.

     The names of the nominees and the Directors whose terms of office will continue after the 2002 Annual Meeting, their principal occupations during the past five years, other directorships held and certain other information are set forth below.

STANDING FOR ELECTION

                                    CLASS I

                            (TERMS EXPIRE MAY 2005)

HUGH M. CHAPMAN, AGE 69

     Director since 1999. Mr. Chapman is a retired Chairman of the Board of Nations Bank South, a commercial bank holding company, where he served from 1992 through June 1997. He also serves as a director of SCANA Corporation, West Point Stevens, and Print Pack, Inc.

IRA D. HALL, AGE 57

     Director since 2001. Mr. Hall was the Treasurer of TEXACO, Inc. from October 1999 to October 2001 when he retired; General Manager, Alliance Management, TEXACO, Inc. from June 1998 to October 1999; Director of Business Development, IBM Global Services, IBM Corporation from January 1997 to May 1998; and an executive with IBM Corporation from 1985 to January 1997. He also serves as a director of American Express Funds, Imagistics International, Inc., Reynolds & Reynolds Company and TECO Energy, Inc.

FRANK T. MACINNIS, AGE 55

     Director since 1998. Mr. MacInnis is Chairman of the Board and Chief Executive Officer of EMCOR Group, Inc., one of the world's largest electrical and mechanical construction groups, and has been since 1994. Mr. MacInnis is also Chairman of the Board of ComNet Communications, Inc. He is also a director of Geneva Steel Holdings Corporation, ITT Industries, Inc. and Greater New York Chapter of the March of Dimes.

STEVEN J. MALCOLM, AGE 53

     Director since 2001. Mr. Malcolm was elected Chief Executive Officer of Williams in January 2002. He was elected President and Chief Operating Officer of Williams in September 2001. Prior to that, he was an Executive Vice President of Williams since May 2001, President and Chief Executive Officer of Williams Energy Services, LLC, a subsidiary of Williams, since December 1998 and the Senior Vice President and General Manager of Williams Field Services Company, a subsidiary of Williams, since November 1994.

JANICE D. STONEY, AGE 61

     Director since 1999. Ms. Stoney retired as Executive Vice President of U S WEST Communications, Inc. in 1992. She also serves on the board of directors of Whirlpool Corporation and Bridges Investment Fund.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS.

DIRECTORS CONTINUING IN OFFICE

                                    CLASS II

                            (TERMS EXPIRE MAY 2003)

WILLIAM E. GREEN, AGE 65

     Director since 1998. Mr. Green is founder of William Green & Associates, a Palo Alto, California law firm and has been with the firm since 1974. He also serves as Vice President, General Counsel, and Secretary of Information Network Radio, Inc.

W. R. HOWELL, AGE 66

     Director since 1997. Mr. Howell is Chairman Emeritus of J. C. Penney Company, Inc., a major retailer. He was Chairman of the Board and Chief Executive Officer of J. C. Penney from 1983 to 1996. He is a director of Exxon Mobil Corporation, Pfizer, Inc., Bankers Trust Corporation, Halliburton Company, Viseon, Inc. and American Electric Power Company, Inc.

JAMES C. LEWIS, AGE 69

     Director since 1978. Mr. Lewis is Chairman of the Board of Optimus Corporation, an investment company, and has been for more than five years. Mr. Lewis is also a director of CFT.

GEORGE A. LORCH, AGE 60

     Director since 2001. Mr. Lorch is Chairman Emeritus of Armstrong Holdings, Inc. From 1996 through April 2000, he served as Chairman of the Board and Chief Executive Officer of Armstrong World Industries, Inc. He served as Chairman of the Board and Chief Executive Officer of Armstrong Holdings, Inc. from May to August of 2000. Mr. Lorch also serves on the boards of Pfizer and Household International, Inc. Armstrong World Industries, Inc. recently filed for voluntary reorganization under Chapter 11 of the United States Bankruptcy Code.

                                   CLASS III

                            (TERMS EXPIRE MAY 2004)

THOMAS H. CRUIKSHANK, AGE 70

     Director since 1990. Mr. Cruikshank was Chairman of the Board and Chief Executive Officer of Halliburton Company, a diversified oil field services, engineering, and construction company, until his retirement in 1996. He was an executive of Halliburton for more than five years. Mr. Cruikshank is also a director of The Goodyear Tire & Rubber Company, and Lehman Bros. Holdings, Inc.

CHARLES M. LILLIS, AGE 60

     Director since 2000. Mr. Lillis is a co-founder and principal of LoneTree Partners, a private equity investing group headquartered in Denver, Colorado. Mr. Lillis served as the Chairman of the Board and Chief Executive Officer of MediaOne Group, Inc. from its inception in 1995 through the acquisition of MediaOne by AT&T Corp., which was completed in 2000. Mr. Lillis is a director of SUPERVALU Inc. and Agilera, Inc.

GORDON R. PARKER, AGE 66

     Director since 1987. Mr. Parker was Chairman of the Board of Newmont Mining Corporation, a company engaged in the exploration for, and the operation and management of, precious metal properties, until his retirement in 1994. He was an executive of Newmont for more than five years. Mr. Parker is also a director of Caterpillar, Inc. and Phelps Dodge Corporation.

JOSEPH H. WILLIAMS, AGE 68

     Director since 1969. He was Chairman of the Board of Williams prior to his retirement in 1994. He was an executive of Williams for more than five years.

COMMITTEES, MEETINGS AND DIRECTOR COMPENSATION

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of Williams. However, the Board is not involved in the day-to-day operations of Williams. The Board is kept informed of Williams' business through discussions with the Chief Executive Officer and other officers, by reviewing analyses and reports provided to it on a regular basis and by participating in Board and Committee meetings.

     The Board of Directors held 16 meetings during 2001. No director attended less than 75 percent of the Board and Committee meetings. The Board has established standing committees to consider designated matters. The Committees of the Board are Executive, Audit, Nominating and Compensation. In accordance with the By-laws of Williams, the Board of Directors annually elects from its members the members and the chairman of each Committee. The following is a description of each of the Committees as of February 28, 2002.

     Executive Committee. Members: Keith E. Bailey, Chairman, Hugh M. Chapman, Glenn A. Cox, James C. Lewis, Charles M. Lillis, Gordon R. Parker and Joseph H. Williams.

     The Executive Committee is authorized to act for the Board of Directors in the management of the business and affairs of Williams, except as such authority may be limited from time to time by the laws of the State of Delaware. The Executive Committee did not meet in 2001.

     Audit Committee. Williams has an Audit Committee composed of nonemployee Directors for which information regarding the functions performed by the Committee, its membership and the number of meetings held during the year, is set forth in the "Report of the Audit Committee" included in this Proxy Statement. The Audit Committee is governed by a written charter approved by the Board of Directors.

  Report of the Audit Committee

     The Audit Committee oversees Williams' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. All of the members of the Audit Committee are independent under the rules of the New York Stock Exchange. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Williams' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed with the independent auditors the auditors' independence from management and Williams and considered the compatibility of the provisions of nonaudit services by the independent auditors with the auditors' independence. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Williams' independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Audit Committee discussed with Williams' internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Williams' internal controls and the overall quality of Williams' financial reporting. The Audit Committee held five meetings during 2001.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Williams' independent auditors.

     Hugh M. Chapman, Chairman
     Thomas H. Cruikshank
     William E. Green
     Ira D. Hall
     George A. Lorch
     Frank T. MacInnis
     Janice D. Stoney

     March 29, 2002

     The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filing by Williams under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that Williams specifically incorporates this information by reference.

     Nominating Committee. Members: Gordon R. Parker, Chairman, W. R. Howell, Charles M. Lillis, George A. Lorch, Frank T. MacInnis and Joseph H. Williams.

     The Nominating Committee is composed of nonemployee Directors. The Nominating Committee is responsible for recommending candidates to fill vacancies on the Board as such vacancies occur, as well as the slate of nominees for election as Directors by the stockholders at each Annual Meeting of Stockholders. Additionally, the Nominating Committee recommends to the Board the individual to be the Chairman of the Board and Chief Executive Officer. During 2001, the Nominating Committee met three times.

     Qualifications considered by the Nominating Committee for director candidates include an attained position of leadership in the candidate's field of endeavor, business and financial experience, demonstrated exercise of sound business judgment, expertise relevant to Williams' lines of business and the ability to serve the interests of all stockholders. The Nominating Committee will consider director candidates submitted to it by other Directors, employees and stockholders. As a requisite to consideration, each recommendation must be accompanied by biographical material on the proposed candidate, as well as an indication that the proposed candidate would be willing to serve as a director if elected. Recommendations with supporting material may be sent to the attention of the Secretary of Williams.

     Compensation Committee. Members: Glenn A. Cox, Chairman, Thomas H. Cruikshank, William E. Green, Ira D. Hall, W. R. Howell, James C. Lewis and Janice D. Stoney.

     The members of the Compensation Committee are nonemployee Directors. The Compensation Committee specifically approves compensation for the named executive officers of Williams and reviews and approves the salary budget for all other executives of Williams. The Compensation Committee reviews action taken by management in accordance with the salary guidelines for executives and establishes the performance objectives for variable compensation for executives. The Compensation Committee also approves stock option grants for the executive officers named herein. See the "Compensation Committee Report on Executive Compensation" elsewhere herein. During 2001, the Compensation Committee met six times.

     Compensation of Directors. Employee Directors receive no additional compensation for service on the Board of Directors or Committees of the Board. Nonemployee Directors receive an annual retainer of $12,000 in cash and 750 shares of Williams' Common Stock. They also receive an annual committee retainer of $4,000 for serving on the Audit, Nominating or Compensation Committees. Chairmen of the Audit, Nominating and Compensation Committees receive an additional annual retainer of $2,500. Nonemployee Directors also receive $1,000 for each Board meeting attended, $500 for each Audit, Nominating or Compensation Committee meeting attended and $750 for each Executive Committee meeting attended.

     Under Williams' 1996 Stock Plan for Non-Employee Directors, a nonemployee director may elect to receive all or any part of cash fees in the form of Williams' Common Stock or Williams' deferred stock. Deferred stock may be deferred to any subsequent year or until such individual ceases to be a director. Dividend equivalents are paid on deferred shares and may be received in cash or reinvested in additional deferred shares. Four Directors elected to defer fees under this Plan in 2001.

     Under the 1996 Stock Plan for Non-Employee Directors, all nonemployee Directors receive an annual stock option grant of 4,000 shares of Williams' Common Stock. The options are exercisable on the date of grant and remain exercisable for ten years so long as the director remains a director of Williams. The exercise price is equal to the fair market value of the stock on the date of grant as defined by the Plan.

     All Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any Committee or otherwise by reason of their being a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation for the three fiscal years ended December 31, 2001 of Williams' Chief Executive Officer and each of the four other most highly-compensated executive officers of Williams and one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of the end the fiscal year ending December 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                LONG-TERM COMPENSATION(1)
                                      ------------------------------   ---------------------------------------
                                                                                                   STOCK
                                                            BONUS          RESTRICTED        OPTION SHARES(5)
NAME AND                                                     (YR.         STOCK AWARDS       -----------------      ALL OTHER
PRINCIPAL POSITION                    YEAR     SALARY     EARNED)(2)   (YR. EARNED)(3)(4)      WMB       WCG     COMPENSATION(6)
------------------                    ----   ----------   ----------   ------------------    -------   -------   ---------------
Keith E. Bailey.....................  2001   $1,171,154   $1,859,208       $      -0-        217,853                 $11,218
  Chairman, President and             2000      950,000          -0-        1,224,911(7)     108,926                  11,466
  Chief Executive Officer             1999      902,595          -0-          662,540(7)      54,464   100,000        10,905
William E. Hobbs....................  2001      336,538      387,787        4,000,003(8)     107,141                  11,218
  President & CEO Energy              2000      246,923      237,752        2,000,009         25,053                  11,308
  Marketing and Trading               1999      203,745      192,500           82,509         16,338                  10,767
Steven J. Malcolm...................  2001      512,000      636,272        3,012,100(9)     174,938                  11,218
  President & Chief                   2000      380,000      351,081          700,024(9)      65,356                  11,308
  Operating Officer                   1999      344,799      160,928           69,002         21,786    50,000        10,767
Jack D. McCarthy....................  2001      485,346      474,791        1,620,400(10)     76,248                  11,218
  Senior Vice President, Finance &    2000      440,000      349,888              -0-         54,463                  11,466
  Corporate Chief Financial Officer   1999      391,817      196,589           84,253         21,786    50,000        10,905
William G. von Glahn................  2001      440,654      454,700        1,620,400(11)     54,463                  11,218
  Senior Vice President and           2000      390,000      335,225              -0-         43,571                  11,466
  General Counsel                     1999      351,153      172,157           73,783         21,786    50,000        10,905
Cuba Wadlington, Jr. ...............  2001      408,577      399,686        2,613,000(12)    122,543                  11,218
  Former President &                  2000      365,000      313,735          300,034(12)     65,356    50,000        11,308
  CEO -- WGP                          1999      267,760      147,295           63,163(12)     19,062                  10,767

---------------

 (1) Williams' restricted and deferred shares and stock options granted prior to the April 23, 2001 spinoff of Williams Communications Group, Inc. were adjusted as a result of the spinoff using a factor of 1.089263 per share. Shares reported reflect this adjustment.

 (2) Excludes incentive program awards required to be converted to deferred stock amounts that are included in the Restricted Stock Awards column.

 (3) Amounts reported in this column include the dollar value of Williams' deferred and restricted stock awards under the terms of the Williams' 1996 Stock Plan, Williams' Stock Plan for Nonofficer Employees and phantom units of deferred limited interest in Williams Energy Partners L. P. under the terms of the Williams Energy Partners Long-Term Incentive Plan as of the date such awards were granted. Conversion of incentive program awards to deferred stock is based on the 52-week average stock price for the award year.

 (4) The total number of Williams' restricted shares held and the aggregate closing market value at December 31, 2001, were as follows: Mr. Bailey, 361,151 shares valued at $9,216,574. The total number of Williams' deferred shares held and the aggregate closing market value at December 31, 2001, were as follows: Mr. Bailey, 137,695 shares valued at $3,513,977; Mr. Hobbs, 56,303 shares valued at $1,436,853; Mr. Malcolm, 85,457 shares valued at $2,180,863; Mr. McCarthy, 98,952 shares valued at $2,525,256; and Mr. von Glahn, 85,595 shares valued at $2,184,385. The total number of phantom units of deferred limited interest in Williams Energy Partners L.
     P. held and the aggregate closing market value at December 31, 2001, were as follows: Mr. Malcolm, 13,000 phantom units valued at $543,400. Aggregate market value was calculated using $25.52 per share, the closing price of Williams' Common

     Stock, and $41.80 per unit, the closing price of Williams Energy Partners
     L. P. Common Units, reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal for December 31, 2001. Dividends are paid on Williams' restricted shares, and dividend equivalents are paid on Williams' deferred stock at the same time and at the same rate as dividends paid to stockholders generally; distribution equivalents are paid on vested phantom units of deferred limited interest in Williams Energy Partners L. P.

 (5) Williams' Common Stock is designated WMB. Williams Communications Group, Inc. Common Stock option awards, denominated WCG, were awarded relative to the initial public offering of Williams Communications Group, Inc. on September 30, 1999.

 (6) Consists of contributions made by Williams to the Investment Plus Plan, a defined contribution plan, on behalf of each of the named executive officers.

 (7) Represents Williams' restricted stock award of 30,386 shares valued at $1,224,911 using the 52-week average stock price for the week ending December 30, 2000 ($40.3130) awarded in 2001 as 2000 incentive compensation and Williams' restricted stock award of 16,679 shares valued at $662,540 using the 52-week average stock price for the week ending December 31, 1999 ($39.7250) awarded in 2000 as 1999 incentive compensation, each instead of awards of cash and deferred stock provided under the executive incentive compensation program applicable to other executive officers. Not represented is the value of 8,122 shares of Williams' restricted stock awarded in 1999 to correct the number of restricted shares awarded in 1994, 1995 and 1996 when the conversion to restricted stock was based on incorrect valuation methods. The restrictions on Mr. Bailey's restricted stock awards are scheduled to lapse in April 2002 or until such time that Mr. Bailey is no longer subject to Section 162(m).

 (8) Represents Williams' deferred award of 119,443 shares valued at $4,000,003 using the 52-week average stock price for the week ending December 31, 2001 ($33.4888) awarded in 2002 for 2001 incentive compensation. The award will vest twenty percent each February 22nd and ending February 2007.

 (9) Represents Williams' deferred award for retention purposes, 60,000 shares valued at $2,613,000 using the closing WMB stock price ($43.55) on the grant date April 2, 2001; Williams Energy Partners L.P. IPO deferred unit award of 13,000 units of limited interest in Williams Energy Partners L.P. ("WEG") valued at $399,100 using the closing WEG stock price ($30.70) on grant date April 19, 2001; and Williams' deferred award for retention purposes, 16,717 shares valued at $700,024 using the closing WMB stock price ($41.8750) on the grant date July 21, 2000.

(10) Represents Williams' deferred stock award for retention purposes, 40,000 shares valued at $1,620,400 using the closing WMB stock price ($40.51) on the grant date May 17, 2000.

(11) Represents Williams' deferred stock award for retention purposes, 40,000 shares valued at $1,620,400 using the closing WMB stock price ($40.51) on the grant date May 17, 2000.

(12) Represents Williams' deferred awards for retention purposes: 60,000 shares valued at $2,613,000 using the closing WMB stock price ($43.55) on the grant date April 2, 2001; and 7,165 shares valued at $300,034 using the closing WMB stock price ($41.8750) on the grant date July 21, 2000. These awards and 1,590 shares awarded in 1999 vested on December 9, 2001.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information concerning the grant of Williams' stock options during the last fiscal year to the named executive officers:

                                                         INDIVIDUAL GRANTS(1)
                           --------------------------------------------------------------------------------
                                      NUMBER OF
                                      SECURITIES     PERCENT OF
                                      UNDERLYING    TOTAL OPTIONS
                                         WMB         GRANTED TO       EXERCISE                   GRANT DATE
                             DATE      OPTIONS      EMPLOYEES IN        PRICE      EXPIRATION     PRESENT
NAME                       GRANTED     GRANTED       FISCAL YEAR     (PER SHARE)      DATE        VALUE(2)
----                       --------   ----------   ---------------   -----------   ----------    ----------
Keith E. Bailey..........  01/18/01    217,853          3.02%         $34.7712      01/18/11     $2,901,802
                                       -------          ----                                     ----------
                                       217,853          3.02%                                    $2,901,802

William E. Hobbs.........  01/18/01     87,141          1.21%         $34.7712      01/18/11     $1,160,718
                           09/19/01     20,000          0.28%         $26.7900      09/19/11        201,400
                                       -------          ----                                     ----------
                                       107,141          1.49%                                    $1,362,118

Steven J. Malcolm........  01/18/01    114,373          1.58%         $34.7712      01/18/11     $1,523,448
                           04/02/01     27,232          0.38%         $39.9812      04/02/11        416,922
                           09/19/01     33,333          0.46%         $26.7900      09/19/11        335,663
                                       -------          ----                                     ----------
                                       174,938          2.42%                                    $2,276,033

Jack D. McCarthy.........  01/18/01     76,248          1.06%         $34.7712      01/18/11     $1,015,623
                                       -------          ----                                     ----------
                                        76,248          1.06%                                    $1,015,623

William G. von Glahn.....  01/18/01     54,463          0.75%         $34.7712      01/18/11     $  725,447
                                       -------          ----                                     ----------
                                        54,463          0.75%                                    $  725,447

Cuba Wadlington, Jr. ....  01/18/01     95,311          1.32%         $34.7712      12/09/02(3)  $  589,022
                           04/02/01     27,232          0.38%         $39.9812      12/09/02(3)     176,191
                                       -------          ----                                     ----------
                                       122,543          1.70%                                    $  765,213

---------------

(1) Options granted in 2001 were granted subject to an accelerated vesting provision as discussed in the Compensation Committee Report on Executive Compensation included herein. Williams granted these options under its 1996 Stock Plan. Williams' stock option shares granted prior to the April 23, 2001 spinoff of Williams Communications Group, Inc. were adjusted as a result of the spinoff using a factor of 1.089263 per share.

(2) The grant date present value is determined using the Black-Scholes option pricing model and is based on assumptions about future stock price volatility and dividend yield. The model does not take into account that the stock options are subject to vesting restrictions and that executives cannot sell their options. The following weighted average values were determined based on the above grants. The weighted average volatility of the expected market price of Williams' common stock is 31.7 percent. The weighted average risk-free rate of return is 5.1 percent. The model assumes a dividend yield of 1.92 percent and an exercise date at the end of the contractual term in 2011 except as noted in footnote (3). The actual value, if any, that may be realized by an executive will depend on the market price of the Williams' Common Stock on the date of exercise. The dollar amounts shown are not intended to forecast possible future appreciation in the Williams' stock price.

(3) 31,771 options from the January grant and 9,078 options from the April grant will vest prior to the December 9, 2002 expiration date. The remaining shares may vest prior to the December 9, 2002 expiration date subject to an accelerated vesting provision as discussed in the Compensation Committee Report on Executive Compensation included herein.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides certain information on stock option exercises of Williams' stock in 2001 by the named executive officers and the value of such officers' unexercised options at December 31, 2001.

       AGGREGATED OPTION EXERCISES OF WILLIAMS' STOCK IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                        VALUE OF UNEXERCISED
                                                         NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS
                              SHARES                 OPTIONS AT FISCAL YEAR-END(1)    AT FISCAL YEAR-END(1)(2)
                             ACQUIRED      VALUE     -----------------------------   ---------------------------
NAME                        ON EXERCISE   REALIZED   EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------     -------------   -----------   -------------
Keith E. Bailey...........         0      $      0     163,390          217,853      $        0         $0
William E. Hobbs..........    28,306      $849,928      69,892          107,141      $   30,876         $0
Steven J. Malcolm.........         0      $      0     227,590          174,938      $1,197,681         $0
Jack D. McCarthy..........         0      $      0      98,034           76,248      $        0         $0
William G. von Glahn......         0      $      0     147,600           54,463      $  306,849         $0
Cuba Wadlington, Jr. .....         0      $      0     244,107          122,543      $1,540,388         $0

---------------

(1) Williams' stock option shares that were granted prior to April 23, 2001 were adjusted as a result of the April 23, 2001 spinoff of Williams Communications Group, Inc. using a factor of 1.089263 per share.

(2) Based on the closing price of Williams' Common Stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal for December 31, 2001 ($25.52 per share), less the exercise price. The values shown reflect the value of options accumulated over periods of up to ten years. Such values had not been realized at that date and may not be realized. In the event the options are exercised, their value will depend on the market price of Williams' Common Stock on the date of exercise.

RETIREMENT PLAN

     Williams' pension plan is a noncontributory, tax-qualified defined benefit plan subject to the Employee Retirement Income Security Act of 1974. The pension plan generally includes salaried employees of Williams who have completed one year of service. Except as noted below, executive officers of Williams participate in the pension plan on the same terms as other full-time employees.

     Effective April 1, 1998, Williams converted its pension plan from a final average pay plan to a cash balance pension plan. Each participant's accrued benefit as of that date was converted to a beginning account balance. Account balances are credited with an annual Williams contribution and quarterly interest allocations. Each year Williams allocates to an employee's pension account an amount equal to a percentage of eligible pay. Such percentage is based upon the employee's age according to the following table:

                              PERCENTAGE OF              PERCENTAGE OF ELIGIBLE PAY GREATER
AGE                          ALL ELIGIBLE PAY            THAN THE SOCIAL SECURITY WAGE BASE
---                          ----------------            ----------------------------------
30.........................        4.5%          +               1%
30-39......................          6%          +               2%
40-49......................          8%          +               3%
50+........................         10%          +               5%

     For employees, including the executive officers named in the Summary Compensation Table, who were active employees and plan participants on March 31, 1998, and April 1, 1998, the percentage of all eligible pay is increased by an amount equal to the sum of 0.3 percent multiplied by the participant's total years of service prior to March 31, 1998. Interest is credited to account balances quarterly at a rate determined annually in accordance with the terms of the plan. The normal retirement benefit is a monthly annuity based on an individual's account balance as of benefit commencement. The plan defines eligible pay to include salary and bonuses. Normal retirement age is 65. Early retirement may begin as early as age
55. At retirement, employees are entitled to receive a single-life annuity or one of several optional forms of payment having an equivalent actuarial value to the single-life annuity.

     Participants who were age 50 or older as of March 31, 1998, were grandfathered under a transitional provision that gives them the greater of the benefit payable under the cash balance formula or the final average pay formula based on all years of service and compensation. Mr. Bailey, Mr. McCarthy, Mr. von Glahn and Mr. Wadlington, Jr. are covered under this grandfather provision.

     The Internal Revenue Code of 1986, as amended, currently limits the pension benefits that can be paid from a tax-qualified defined benefit plan, such as the pension plan, to highly compensated individuals. These limits prevent such individuals from receiving the full pension benefit based on the same formula as is applicable to other employees. As a result, Williams has adopted an unfunded supplemental retirement plan to provide a supplemental retirement benefit equal to the amount of such reduction to every employee, including the executive officers named in the Summary Compensation Table, whose benefit payable under the pension plan is reduced by Internal Revenue Code limitations.

     Total estimated annual retirement benefits payable at normal retirement age under the cash balance formula from both the tax qualified pension plan and the supplemental retirement plan are as follows:

Keith E. Bailey.............................................  $819,372
William E. Hobbs............................................   441,189
Steven J. Malcolm...........................................   319,523
Jack D. McCarthy............................................   191,095
William G. von Glahn........................................   183,779
Cuba Wadlington, Jr. .......................................   210,186

     The following schedule illustrates total estimated annual retirement benefits payable at normal retirement age under the final average pay formula from both the tax qualified pension plan and the supplemental retirement plan based on various levels of final average pay and years of service, which benefits are not subject to deduction for any offset amounts:

                               PENSION PLAN TABLE

                                                   YEARS OF SERVICE
                              ----------------------------------------------------------
REMUNERATION                     15          20          25          30           35
------------                  --------    --------    --------    --------    ----------
$  400,000.................   $108,488    $144,651    $180,814    $216,976    $  253,139
   600,000.................    163,988     218,651     273,314     327,976       382,639
   800,000.................    219,488     292,651     365,814     438,976       512,139
 1,000,000.................    274,988     366,651     458,314     549,976       641,639
 1,200,000.................    330,488     440,651     550,814     660,976       771,139
 1,400,000.................    385,988     514,651     643,314     771,976       900,639
 1,600,000.................    441,488     588,651     735,814     882,976     1,030,139
 1,800,000.................    496,988     662,651     828,314     993,976     1,159,639

     As of December 31, 2001, the years of credited service under the tax qualified pension plan for the executive officers named in the Summary Compensation Table who are grandfathered under the final average pay formula were: Mr. Bailey, 28; Mr. McCarthy, 15; Mr. von Glahn, 17; and Mr. Wadlington, Jr., 23.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL SEVERANCE PLAN

     Williams has no separate employment agreements with the named executive officers. Williams has established Williams' Change in Control Severance Plan, which covers certain employees of Williams, including the executive officers named in the Summary Compensation Table. The Plan provides severance benefits if, within two years following a change in control of Williams, a participant's employment is terminated (i) involuntarily other than for cause, death, disability, or the sale of a business, or (ii) voluntarily for good reason. The severance benefit is a lump sum payment equal to 100 percent of the participant's annual base salary plus 100 percent of the participant's monthly base salary for each completed year of service, subject to a maximum severance benefit equal to 200 percent of the participant's annual base salary. If necessary, a participant is also entitled to receive a corresponding gross-up payment sufficient to compensate for the amount of any excise tax imposed by Internal Revenue Code Section 4999, and for any taxes imposed on such additional payment. Amounts payable under the Plan are in lieu of any payments that may otherwise be payable under any other severance plan or program.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is composed of independent outside Directors. The Committee is responsible for overseeing and administering Williams' executive compensation program.

COMPENSATION POLICY

     The executive compensation program of Williams is designed to serve the interests of Williams and its stockholders by aligning executive compensation with stockholder objectives and to encourage and reward management initiatives and performance. Specifically, the executive compensation program seeks to:

          (i) Attract and retain the talent needed to drive superior stockholder value and help each of Williams' businesses meet or exceed financial performance targets;

          (ii) Motivate and reward to achieve superior performance relative to industry peers;

          (iii) Align executive and stockholder interests; and

          (iv) Reinforce and reward leadership supporting Williams' core values.

     These objectives are met through a program comprised of base salary; annual cash bonus directly tied to business performance and individual performance; and long-term incentive opportunities primarily in the form of stock options and the selective use of deferred and restricted stock. Compensation decisions with respect to those executives named in the Summary Compensation Table are made by the Committee.

COMPENSATION PROGRAM

     Total Compensation: Base salary, cash bonus targets and stock option targets for Williams' executives, including those executive officers named in the Summary Compensation Table, were generally established at the 50th percentile of compensation survey results. For this purpose, Williams uses compensation survey information relevant to high-performance general industry companies and to regulated and unregulated energy companies, of similar size supplied by nationally known compensation consulting firms.

     Base Salary: The Committee reviews base salaries of Williams' senior executive officers annually and positions each senior executive officer's base salary by considering it relative to the 50th percentile of survey results for that position and individual performance during the prior year. The Committee also approves annually a merit increase budget for all executives. For 2001, the merit increase budget approved for Williams' executives was 4.2 percent. This target was developed based on Williams' review of survey data indicating that estimated 2001 base salary increases for general industry executives would range from 4.1 to 4.7 percent. Within this framework, base salary increases for Williams' executives ranged from 0 to 11.25 percent, excluding adjustment increases. The average 2001 merit increase for Williams' executives was 4.57 percent.

     Cash Bonus: The bonus arrangement for Mr. Bailey is discussed elsewhere herein. The executives of Williams, including the senior executive officers named in the Summary Compensation Table, are eligible each year for cash bonuses. The cash bonus program is designed to measure and reward both business and individual achievements. Each participant has a cash bonus target opportunity that is a percentage of base salary that can be earned when business results meet target levels of performance and individual performance achieves expectations. The cash bonus target opportunity percentages of base salary used for this purpose range from 30 percent to 90 percent for executives. Actual awards can be up to 200 percent of the target opportunity depending on achievement of business and individual performance objectives.

     An executive's award for a given year is the sum of the product of (i) the percentage actual performance bears to targeted performance (the "performance factor"); (ii) the applicable weight of the component; (iii) the target opportunity percentage; and (iv) the participant's base salary, for each of the components. Awards are earned based on the extent to which pre-established performance targets are achieved. The components and weighting of the award formula are 67 percent business performance and 33 percent individual performance, with the sum of the weights for the components totaling one.

     The components of business performance, except the stock performance component, are measured by comparing actual business results to pre-established goals based on Williams' business strategies. The respective business units submit goals for these components of business performance, at threshold, target and stretch levels, to the Committee for approval in January of the plan year. Threshold and stretch levels represent the Committee's subjective assessment of performance below which there should be no bonus (the threshold level) and performance at which 200 percent of the bonus potential should be paid (the stretch level). If performance is at target, the performance factor used to calculate the award is 100 percent. Performance above or below target results in awards representing a linear increase/decrease from target to stretch and from target to threshold depending upon where actual performance falls. Except in unusual circumstances, there are no awards for performance below threshold. The Committee assesses WMB stock performance in January following the plan year, by comparing its total stockholder return to the total stockholder return of the S&P Corporate-500 Stock Index, the S&P Natural Gas Index and the S&P Utilities Index. The range for the stock performance component is 0 to 200 percent. For the senior executive officers named in the Summary Compensation Table, the business performance factor for 2001 was tied to Williams' stock performance and energy income applicable to common stockholders. The Committee retains the discretion to adjust reported performance to allow for extraordinary, nonrecurring factors.

     The Committee determines the amount of funding for an individual performance component award pool from which the actual individual performance awards are distributed. The Committee funds the pool for the plan year at 0 to 200 percent of the target level. Individual performance is measured by the performance management process, comparing individual results to pre-established individual objectives.

     Long-term Compensation: The Committee's objective with respect to stock option awards is to provide a long-term component to overall compensation that aligns the interests of executives with the interests of stockholders through stock ownership. Compensation opportunities in the form of stock options serve this purpose.

     Williams' 1996 Stock Plan, approved by the stockholders in 1996, permits the Committee to grant stock option awards giving executives the right to purchase Common Stock over a ten-year period at the market value per share of Williams' Common Stock, as defined by the 1996 Stock Plan, as of the date the option is granted. Stock option awards from this Plan will generally be subject to three-year (one-third per year) graded vesting schedule. Stock option awards issued in 2001 were granted subject to an accelerated vesting provision which provides that if the average stock price, for five out of 10 consecutive business days, reaches a target level approved by the Compensation Committee at the date of grant, the options will vest immediately.

     The Committee has established stock option award targets for each executive participant in the stock option program. The target levels for annual stock option grants have been established based on competitive market data for each executive position. The WMB stock option target for Williams' Chairman, President and Chief Executive Officer is 200,000 shares and the range for other executives is 200,000 to 4,000 shares. The size of actual stock option awards is tied to individual performance, as measured by the performance management process, comparing individual results to pre-established individual objectives.

     Deferred Stock: Williams' 1996 Stock Plan provides for the issuance of restricted and deferred stock, which is not distributed to the executive until the applicable restriction period lapses. Restricted and deferred stock that is not vested is normally forfeited if the executive terminates employment for any reason other than retirement, disability or death prior to the lapsing of applicable restrictions. The Committee uses restricted and deferred stock awards primarily to provide, on a selective basis, a vehicle for tying an element of compensation to the executive's willingness to remain with Williams in a way that aligns the executive's interests with those of the other stockholders.

     All executives have an opportunity to defer up to 50 percent of their base salaries and up to 100 percent of their cash bonuses for an elective period in the form of vested deferred stock. Deferred stock cannot be sold or otherwise disposed of until the applicable deferral period lapses. Dividend equivalents are paid on Williams' deferred stock. The value of the deferred stock is at risk during the deferral period since the value is tied to the stock price.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The full Board meets in executive session each year to review Mr. Bailey's performance. The session is conducted without Mr. Bailey present, and the meeting is chaired by the Chairman of the Compensation Committee. The results of this performance review, which are shared with Mr. Bailey, are used by the Compensation Committee in making its review of Mr. Bailey's performance for compensation purposes.

     Mr. Bailey's bonus target opportunity is 100 percent of base salary when business results meet target levels of performance and individual performance achieves expectations. The maximum award potential is equal to 200 percent of base salary when business performance is at stretch level and individual performance exceeds expectations. The business performance factor for 2001 was tied to Williams' stock performance and energy income applicable to common stockholders. The stock performance component of business performance was measured by comparing Williams' total stockholder return to the total stockholder return of the S&P Corporate-500 Stock Index, the S&P Natural Gas Index and the S&P Utilities Index. The remaining business performance components were measured against pre-established business objectives. The award earned in 2001 and awarded in February 2002 was $1,859,208. This award represents 155 percent of the award target. Under Mr. Bailey's leadership and direction, Williams completed the spinoff of Williams Communications, increased the common stock dividend to 20 cents per share, completed a merger with Barrett Resources Corporation and formed Williams Energy Partners to acquire, own and operate a diversified portfolio of energy assets.

     Prior to April 23, 2001, a stock option grant of 200,000 shares was also approved for Mr. Bailey. This grant was adjusted to 217,853 as a result of the April 23, 2001 spinoff of Williams Communications Group, Inc. using a factor of
1.089263. This award represents 100 percent of the target for stock option awards previously established by the Committee for the Chairman, President and Chief Executive Officer position. The specific award, relative to the target, was based on a subjective analysis of Mr. Bailey's performance.

OTHER MATTERS

     Section 162(m) of the Internal Revenue Code generally limits deductions by publicly held corporations for federal income tax purposes to $1 million of compensation paid to each of the executive officers listed in the Summary Compensation Table unless such excess compensation is "performance based" as defined in Section 162(m). In order for compensation to qualify as "performance based," among other requirements, the performance goals must be (a) approved by stockholders and (b) set (and in the case of options, the options must be granted) by a compensation committee consisting solely of two or more outside Directors (as defined in Section 162(m)). The Committee generally intends to grant awards under the proposed amended 2002 Incentive Plan consistent with the terms of Section 162(m) and the performance-based exception, so that such awards will not be subject to the $1 million limit. The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of Williams and its stockholders and which may be based on considerations in addition to tax deductibility.

THE COMPENSATION COMMITTEE

Glenn A. Cox, Chairman
Thomas H. Cruikshank
William E. Green
Ira D. Hall
W. R. Howell
James C. Lewis
Janice D. Stoney

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing Williams' cumulative total stockholder return on its Common Stock (assuming reinvestment of dividends) with the cumulative total return of the S&P Corporate-500 Stock Index, the S&P Natural Gas Index and the S&P Utilities Index for the period of five fiscal years commencing January 1, 1997. The graph assumes an investment of $100 at the beginning of the period.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------------------
                                   1996           1997           1998           1999           2000           2001
-----------------------------------------------------------------------------------------------------------------------
 The Williams Companies, Inc.    $100.00          155.8          174.3          173.8          230.6          164.0
 S&P 500                         $100.00          133.4          171.5          207.5          188.7          166.2
 S&P Natural Gas                 $100.00          118.0          129.3          154.0          270.2          117.7
 S&P Utilities                   $100.00          118.4          130.3          113.6          172.3          116.3

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock of Williams and the percentage represented by such number of each person who is known to Williams to own beneficially 5 percent or more of Williams' Common Stock. Williams obtained certain information in the table from filings made with the Securities and Exchange Commission.

                                                               NUMBER OF
                                                               SHARES OF      PERCENT
NAME AND ADDRESS                                              COMMON STOCK    OF CLASS
----------------                                              ------------    --------
Capital Research and Management Company(1)..................   32,342,950       6.3%
  333 South Hope Street
  Los Angeles, California 90071

---------------
(1) A filing with the Securities and Exchange Commission on February 11, 2002, indicates that Capital Research and Management Company, an investment adviser under Section 203 of the Investment Advisors Act of 1940, is deemed to be the beneficial owner of 32,342,950 shares of Williams' Common Stock as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940.

     The following table sets forth, as of February 28, 2002, the amount of Williams' Common Stock beneficially owned by each of its Directors, each of the executive officers named in the Summary Compensation Table, and by all Directors and nominees and executive officers as a group.

                                                                      SHARES
                                                                    UNDERLYING
                                                  SHARES OF           OPTIONS
                                                COMMON STOCK        EXERCISABLE
                                               OWNED DIRECTLY         WITHIN                    PERCENT
NAME OF INDIVIDUAL OR GROUP                  OR INDIRECTLY(1)(2)    60 DAYS(3)       TOTAL      OF CLASS
---------------------------                  -------------------    -----------    ---------    --------
Keith E. Bailey............................       1,892,440(4)         236,008     2,128,448        *
Hugh M. Chapman............................           9,207             14,893        24,100        *
Glenn A. Cox...............................          45,365(4)          21,429        66,794        *
Thomas H. Cruikshank.......................          23,498             58,470        81,968        *
William E. Green...........................           4,804             21,429        26,233        *
Ira D. Hall................................               0              4,667         4,667        *
William E. Hobbs...........................         183,634             98,939       282,573        *
W. R. Howell...............................          12,238             25,786        38,024        *
James C. Lewis.............................          73,025             22,882        95,907        *
Charles M. Lillis..........................           3,324             10,536        13,860        *
George A. Lorch............................           3,143              7,631        10,774        *
Frank T. MacInnis..........................          10,105             19,977        30,082        *
Jack D. McCarthy...........................         240,067            123,450       363,517        *
Steven J. Malcolm..........................         148,280            274,793       423,073        *
Gordon R. Parker...........................          65,042             32,324        97,366        *
Janice D. Stoney...........................           5,206             14,893        20,099        *
William G. von Glahn.......................         235,859            165,755       401,614        *
Cuba Wadlington, Jr. ......................         140,149            284,956       425,105        *
Joseph H. Williams.........................         558,712(4)          43,224       601,936        *
All Directors and executive officers as a
  group (23 persons).......................       3,927,002          2,167,097     6,094,099      1.2%

---------------

 *  Less than 1 percent.

(1) Includes shares held under the terms of incentive and investment plans as follows: Mr. Bailey, 324,428, including 186,733 over which he has sole voting and investment power; Mr. Hobbs, 182,831, including 7,085 over which he has sole voting and investment power; Mr. McCarthy, 99,977, including 1,025 over which he has sole voting and investment power; Mr. Malcolm, 120,648, including 35,191 over which he has sole voting and investment power; Mr. von Glahn, 101,467, including 15,872 over which he has sole voting and investment power; and Mr. Wadlington, 108,378 over which his estate has sole voting and investment power.

(2) Includes shares held under the terms of compensation plans over which Directors have no voting or investment power as follows: Thomas H. Cruikshank, 7,448; William E. Green, 3,292; W. R. Howell, 8,477; James C. Lewis, 4,026; Charles M. Lillis, 1,324; George A. Lorch, 1,643; and Janice
    D. Stoney, 765.

(3) The Securities and Exchange Commission deems a person to have beneficial ownership of all shares that that person has the right to acquire within 60 days. The shares indicated represent stock options granted under Williams' stock option plans. Shares subject to option cannot be voted.

(4) Includes shares held in trust as follows: Mr. Bailey, 27,800; Mr. Cox, 44,615; and Mr. Williams, 24,600 shares. Each individual has voting and investment power over such shares.

     No director or officer of Williams owns beneficially any securities of Williams' subsidiaries other than shares in Williams Energy Partners, L.P. as shown in the next table.

     The following table sets forth, as of February 28, 2002, the amount of Common Units of Williams Energy Partners, L.P., a majority owned subsidiary of Williams, beneficially owned by each of its Directors, each of the executive officers named in the Summary Compensation Table, and by all Directors and nominees and executive officers as a group.

                                             SHARES OF          SHARES
                                              CLASS A         UNDERLYING
                                               COMMON           OPTIONS
                                            UNITS OWNED       EXERCISABLE              PERCENT
                                              DIRECTLY          WITHIN                   OF
NAME OF INDIVIDUAL OR GROUP               OR INDIRECTLY(1)      60 DAYS      TOTAL      CLASS
---------------------------               ----------------    -----------    ------    -------
Keith E. Bailey.........................            0              0              0       *
Hugh M. Chapman.........................            0              0              0       *
Glenn A. Cox............................            0              0              0       *
Thomas H. Cruikshank....................            0              0              0       *
William E. Green........................            0              0              0       *
Ira D. Hall.............................            0              0              0       *
William E. Hobbs........................            0              0              0       *
W. R. Howell............................            0              0              0       *
James C. Lewis..........................          500              0            500       *
Charles M. Lillis.......................            0              0              0       *
George A. Lorch.........................            0              0              0       *
Frank T. MacInnis.......................            0              0              0       *
Jack D. McCarthy........................            0              0              0       *
Steven J. Malcolm.......................       15,358              0         15,358       *
Gordon R. Parker........................            0              0              0       *
Janice D. Stoney........................            0              0              0       *
William G. von Glahn....................            0              0              0       *
Cuba Wadlington, Jr. ...................            0              0              0       *
Joseph H. Williams......................            0              0              0       *
All Directors and executive officers as
  a group (23 persons)..................       47,539              0         47,539       *

---------------
 *  Less than 1 percent.

(1) Includes shares held under the terms of incentive and investment plans as follows: Mr. Malcolm, 12,848.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                           STOCK OPTION LOAN PROGRAM

     Prior to November 14, 2001, the stock option loan programs for the Williams' 1996 Stock Plan, Williams' 1990 Stock Plan, Williams' 1988 Stock Option Plan for Non-Employee Directors and Williams' 1985 Stock Option Plan allowed Williams to loan money to participants to exercise stock options using stock certificates as collateral. Effective November 14, 2001, Williams will no longer issue new loans under the stock option loan programs. Current loan holders have been offered a one-time opportunity to refinance outstanding loans at a market rate of interest commensurate with the borrower's credit standing. The refinancing, if elected, would be in the form of a full recourse note, interest payable annually in cash, and loan maturity of no later than December 31, 2005. The loan would remain in force until maturity in the event of the employee's termination. Williams would hold the collateral shares and would review the borrower's financial position upon the one-time election and on an annual basis thereafter. The variable rate of interest on the loans of participants who elect new terms is determined at the signing of the promissory note and is based on 1.75 percent plus the current three-month London Interbank Offered Rate (LIBOR). The rate is subject to change every three months beginning with the first three-month anniversary of the promissory note.

     If a current loan holder does not elect to refinance, the current loans would remain outstanding under the current terms with no refinancing at maturity. Under the original terms of the loan, the interest rate is based on the minimum applicable federal rates required to avoid imputed income, interest payments are due annually, the principal is due at the end of either a three-or five-year loan term, and if the participant leaves Williams during the loan period, they will be required to pay the loan balance and any accrued interest within 30 days of termination.

     The following table sets forth the outstanding loans of certain Directors and executive officers of Williams.

                                                                     LARGEST
                                                                      AMOUNT           AMOUNT
                                                     INTEREST       DUE DURING      OUTSTANDING
NAME OF INDIVIDUAL                                     RATE            2001           02/28/02
------------------                                   --------     --------------   --------------
Keith E. Bailey....................................    3.47%(1)   $   113,593.33   $   107,258.19
Keith E. Bailey....................................    3.47%(1)   $ 1,513,046.77   $ 1,442,442.73
Keith E. Bailey....................................    3.47%(1)   $ 3,892,296.45   $ 3,714,190.25
Keith E. Bailey....................................    3.47%(1)   $ 6,366,043.22   $ 6,076,314.80
Keith E. Bailey....................................    3.47%(1)   $ 2,667,211.20   $ 2,525,995.58
Keith E. Bailey....................................    3.47%(1)   $ 9,715,600.77   $ 9,194,917.76
                                                                  --------------   --------------
          Total....................................               $24,267,791.74   $23,061,119.31
Gary R. Belitz.....................................    4.47%      $   197,071.37   $   190,002.21
Gary R. Belitz.....................................    4.67%      $    47,660.02   $    45,877.32
Gary R. Belitz.....................................    4.98%      $   317,612.37   $   304,981.05
Gary R. Belitz.....................................    6.40%      $   259,754.59   $   246,655.83
Gary R. Belitz.....................................    5.87%      $   509,673.43   $   485,982.30
                                                                  --------------   --------------
          Total....................................               $ 1,331,771.78   $ 1,273,498.71

                                                                     LARGEST
                                                                      AMOUNT           AMOUNT
                                                     INTEREST       DUE DURING      OUTSTANDING
NAME OF INDIVIDUAL                                     RATE            2001           02/28/02
------------------                                   --------     --------------   --------------
Jack D. McCarthy...................................    6.42%      $   220,681.03   $   209,519.97
Jack D. McCarthy...................................    6.42%      $   323,130.28   $   306,787.80
Jack D. McCarthy...................................    6.42%      $   334,839.89   $   317,905.19
Jack D. McCarthy...................................    6.23%      $   361,868.67   $   344,076.85
Jack D. McCarthy...................................    6.23%      $   365,091.26   $   347,141.00
Jack D. McCarthy...................................    6.23%      $   368,803.37   $   350,670.59
Jack D. McCarthy...................................    5.59%      $    85,679.95   $    81,877.21
Jack D. McCarthy...................................    5.59%      $   119,896.18   $   114,574.81
Jack D. McCarthy...................................    5.59%      $   120,963.90   $   115,595.15
Jack D. McCarthy...................................    5.59%      $   122,193.82   $   116,770.48
Jack D. McCarthy...................................    5.59%      $   125,456.12   $   119,887.99
Jack D. McCarthy...................................    5.59%      $   130,002.41   $   124,232.50
Jack D. McCarthy...................................    4.83%      $ 1,308,278.40   $ 1,257,743.63
Jack D. McCarthy...................................    6.21%      $    57,859.81   $    55,023.64
Jack D. McCarthy...................................    6.21%      $    67,031.26   $    63,745.52
Jack D. McCarthy...................................    6.21%      $    98,149.94   $    93,338.83
Jack D. McCarthy...................................    6.80%      $   131,751.90   $   124,719.18
Jack D. McCarthy...................................    6.80%      $   194,828.83   $   184,429.16
Jack D. McCarthy...................................    6.80%      $   198,818.88   $   188,206.23
Jack D. McCarthy...................................    6.80%      $   200,840.39   $   190,119.84
Jack D. McCarthy...................................    6.33%      $    76,693.70   $    72,866.02
Jack D. McCarthy...................................    6.33%      $   112,298.09   $   106,693.44
Jack D. McCarthy...................................    6.33%      $   236,328.21   $   224,533.37
                                                                  --------------   --------------
          Total....................................               $ 5,361,486.29   $ 5,110,458.40
William G. von Glahn...............................    5.07%      $ 2,988,508.82   $ 2,596,693.97
                                                                  --------------   --------------
          Total....................................               $ 2,988,508.82   $ 2,596,693.97
Thomas H. Cruikshank...............................    6.62%      $    71,576.99   $           --
Thomas H. Cruikshank...............................    6.62%      $    71,791.94   $    50,640.24
                                                                  --------------   --------------
          Total....................................               $   143,368.93   $    50,640.24

---------------

(1) The terms were modified effective February 1, 2002. The initial interest rate of 3.47 percent reflects the current LIBOR interest rate of 1.72 percent, when the note was executed, plus 1.75 percent.

     In December 2000, Williams loaned Jack D. McCarthy, Senior Vice President and Chief Financial Officer of Williams, $275,199 at 5.87 percent interest for a five-year term.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed, subject to stockholder approval, the firm of Ernst & Young LLP as the independent auditors to audit the financial statements of Williams for calendar year 2002. The firm of Ernst & Young LLP has served Williams in this capacity for many years. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

     Audit Fees. Fees for the last annual audit were $4.0 million and all other fees were $6.6 million, including fees for audit related services of $2.2 million and nonaudit services of $4.4 million. Audit related services generally include fees for statutory audits, business acquisitions and other transactions, accounting consultations, and Securities and Exchange Commission registration statements.

     Financial Information Systems Design and Implementation Fees. There were no fees to Ernst & Young LLP for financial information systems design and implementation in 2001.

     THE BOARD OF DIRECTORS OF WILLIAMS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS FOR 2002.

                                   PROPOSAL 3

                       SUMMARY OF THE 2002 INCENTIVE PLAN

INTRODUCTION

     On January 20 2002, the Board of Directors of Williams approved The Williams Companies, Inc. 2002 Incentive Plan (the "Plan"), subject to stockholder approval. The Plan is a continuation of The Williams Companies, Inc. 1996 Stock Plan. If the Plan is approved by the stockholders, no further awards will be made under the following stock plans: (a) The Williams Companies, Inc. Stock Plan for Nonofficer Employees; (b) The Williams International Stock Plan; and (c) The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors.

     Stockholders are being asked to approve the Plan, including certain material terms of performance goals for those awards that are intended to be performance-based. This approval is necessary, among other reasons, to ensure, to the extent possible, that compensation earned by and paid to certain executive officers of Williams pursuant to stock options and performance-based awards granted under the Plan will be deductible, to the maximum extent allowed by the tax code, by Williams for federal income tax purposes under Code Section 162(m). See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION."

     Some key features of the Plan of interest to stockholders, which are described more fully below, include:

     - prohibition against the repricing of stock options.

     - A prohibition against granting options with an exercise price less than the fair market value of a share on the grant date.

     - Incorporates shares available under three other plans.

     - A limit on the number of shares (generally two million) which may be granted to any individual each year.

     - A limit on the amount of cash awards (ten million dollars) which may be granted to the Chief Executive Officer and the other four highest compensated officers each year.

     - A limit on the percentage of shares (25 percent) subject to grant under the Plan that may be granted with respect to all awards other than options.

     - A limit on the number of shares (the total number of available shares less the number of shares available which were carried over from other stock plans) which may be granted as Incentive Stock Options.

     A full copy of the Plan is attached as Appendix A. The material features of the Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the Plan.

PURPOSE

     The Plan is intended to allow selected employees and officers of Williams or an affiliate to acquire or increase equity ownership in Williams, thereby strengthening their commitment to the success of Williams and stimulating their efforts on behalf of Williams, and to assist Williams and its affiliates in attracting new employees and officers and retaining existing employees and officers. The Plan is also intended to provide annual cash incentive compensation opportunities that are competitive with those of other major corporations, to optimize the profitability and growth of Williams and its affiliates through incentives which are consistent with Williams' goals, to provide grantees with an incentive for excellence in individual performance to promote teamwork among employees, officers, and non-employee Directors, and to attract and retain highly qualified persons to serve as non-employee Directors and to promote ownership by such non-employee Directors of a greater proprietary interest in Williams, thereby aligning such non-employee Directors' interests more closely with the interests of Williams' stockholders.

ADMINISTRATION

     The Plan will be administered by the Board with respect to non-employee Director grantees and by the Compensation Committee of the Board with respect to executive officers. Unless the Board or the Compensation Committee choose to administer the Plan with respect to other grantees, the Chief Executive Officer of Williams will do so, provided the Chief Executive Officer is a member of the Board. The relevant person or group that administers the Plan is referred to in this summary as the "Committee." Subject to the terms of the Plan, the Committee has full power and discretion to select those persons to whom awards will be granted (other than non-employee Director stock awards, which are automatic); to determine the amounts and terms of awards; to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards including, but not limited to, changing the exercise price of any award; to construe and interpret the Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the Plan; to make all determinations deemed necessary or advisable for administration of the Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the Plan and subject to certain exceptions, to amend, alter or discontinue the Plan or amend the terms of any award.

ELIGIBILITY

     The Plan provides for awards to employees, potential employees, officers, and potential officers of Williams or an affiliate. Some awards will be provided to officers and others who are deemed by Williams to be "insiders" for purposes of Section 16 of the Securities Exchange Act of 1934. As of February 28, 2002 Williams and its affiliates had approximately 12,400 employees and officers, and management of Williams estimates that 11 percent will be granted awards under the Plan. An affiliate is defined in the Plan as any entity, individual, venture or division that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with Williams.

     The Plan also provides for automatic awards to non-employee Directors of Williams, and for non-employee Directors to elect to receive director fees or other awards in Common Stock or deferred shares. If the nominees for election named in this Proxy Statement are elected, 12 Directors will qualify as non-employee Directors under the Plan in 2002.

PARTICIPATION

     The Committee may make award grants to eligible grantees (other than non-employee Directors) in its discretion, subject to the limits on awards.

     Awards to non-employee Directors consist of automatic grants to each non-employee Director of options and shares. In addition, the Plan will permit non-employee Directors to elect to receive all or part of their cash fees in the form of Common Stock or deferred stock, as described below.

OFFERING OF COMMON STOCK

     Under the terms of the Plan, 14,000,000 shares of the Common Stock of Williams will be available for delivery in settlement of awards. (The term "shares" or "stock" in this summary refers to Common Stock unless otherwise indicated.) In addition to these fourteen million shares reserved under the Plan, the Plan shall have available and reserved for the grant of awards all shares currently available (not subject to outstanding awards) and those which become available (due to forfeiture, expiration, use as withholding payments or otherwise) under the following stock plans: The Williams Companies, Inc. Stock Plan for Nonofficer Employees (estimated to be approximately 8,386,000), The Williams International Stock Plan (estimated to be approximately 435,000), The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors (estimated to be approximately 437,000), and The Williams Companies, Inc. 1996 Stock Plan (estimated to be approximately 1,700,000).

     The stock delivered to settle awards under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by Williams for purposes of the Plan. If any shares subject to any award are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards will again be available for issuance under the Plan. In addition, shares withheld or surrendered in payment of the exercise price for stock options or withheld for taxes upon the exercise or settlement of an award, will be available for issuance under the Plan. While the level of awards under the Plan is not now determinable, if performance objectives established for 2002 are achieved, payments in 2002 under the Plan are expected to be generally as reported in the Summary Compensation Table for 2001 under the 1996 Stock Plan.

     If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of grantees, the Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with Awards (whether or not then outstanding) and the exercise price or grant price relating to an award.

LIMITS ON AWARDS

     The Plan contains several limits on the number of shares and the amount of cash that may be issued as awards. To the extent the Committee determines that compliance with the performance-based exception to tax deductibility limitations under Code Section 162(m) is desirable, awards may not be granted to any individual for an aggregate number of shares of Common Stock in any fiscal year that exceeds two million shares of Common Stock, and the Chief Executive Officer and the other four highest compensated officers of Williams may not be granted awards payable in cash in any fiscal year that exceed ten million dollars. Common Stock available for delivery under stock-based awards other than options may not exceed 25 percent of the total number of shares of stock deliverable under the Plan. Stock available for grant as incentive stock options ("ISOs") may not exceed the total number of shares of Stock available for grant under the Plan less the number of shares of stock available under the Plan as carried over from other Company stock plans.

SUMMARY OF AWARDS UNDER THE PLAN

     The Plan permits the granting of any or all of the following types of awards to all grantees other than non-employee Directors: (i) stock options including ISOs; (ii) restricted stock; (iii) deferred stock; (iv) dividend equivalents; (v) performance units; (vi) performance shares; and (vii) other stock-based awards valued in whole or in part by reference to or otherwise based on the Common Stock or other securities of Williams. With respect to non-employee Directors, the Plan provides for (a) automatic stock option grants;
(b) automatic stock grants; and (c) an election to receive Director fees in Common Stock. Non-employee Directors may also elect to receive awards in the form of deferred shares. Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards (other than non-employee Director awards) granted under the Plan may, in the discretion of the Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan or other plan of Williams.

     Stock Options. The Committee is authorized to grant stock options, including ISOs. A stock option allows a grantee to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. The purchase price per share of stock subject to a stock option is determined by the Committee and cannot be less than the fair market value of a share on the grant date. The Committee has no authority to reprice an option, unless such repricing is necessary in light of an extraordinary corporate event in order to prevent dilution or enlargement of a grantee's benefits. The term of each option is fixed by the Committee, except the term of an ISO which is limited to ten years. Such awards are exercisable in whole or in part at such time or times as determined by the Committee. Options may be exercised by payment of the purchase price in cash, stock, other outstanding awards or as the Committee determines.

     Restricted Stock and Deferred Stock. The Committee may award restricted stock consisting of shares which may not be disposed of by grantees until certain restrictions established by the Committee lapse. A grantee receiving restricted stock will have all of the rights of a stockholder of Williams, including the right to vote the shares and the right to receive any dividends, unless the Committee otherwise determines. The Committee may also make deferred stock awards, generally consisting of a right to receive shares at the end of specified deferral periods. Awards of deferred stock are subject to such limitations as the Committee may impose, which limitations may lapse at the end of the deferral period, in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, restricted or deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the Committee.

     Dividend Equivalents. The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan.

     Performance Units. The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee. A performance unit is valued based upon a value established by the Committee. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards. It is expected that annual or long-term performance bonuses will be granted as performance units and that the performance measures will generally be selected from among those listed in the Plan.

     Performance Shares. The Committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards. These awards may be granted as a form of annual or long-term performance bonuses.

     Other Stock-Based Awards. In order to enable Williams to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on securities of Williams. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

     Director Stock Options. Generally, each Director who is not an employee of Williams or an affiliate will be granted an option on each January regularly scheduled Board meeting, to purchase 6,000 shares of Williams' Common Stock. In the discretion of the Board, the Director option will be granted in installments throughout the calendar year rather than entirely in January. The price per share for the Director options, which are non-qualified options, will be 100 percent of the fair market value of a share on the grant date. The exercise price of an option may be paid in cash, shares or by surrendering previously acquired shares of Common Stock. Director stock options are immediately exercisable. Such options will expire at the earlier of ten years after the date of grant or five years after the grantee ceases serving as a Director for any reason. Non-employee Directors may defer (until such date as is elected by the Director) receipt of shares payable due to exercise of a Director option. Dividend equivalents that would have been paid on deferred stock may be deferred or paid in cash, as elected by the non-employee Director. All deferred shares are nonforfeitable.

     Director Stock Grants. Generally, each Director who is not an employee of Williams or an affiliate will be granted shares valued at twenty thousand dollars on each regularly scheduled annual meeting of Williams' stockholders. Non-employee Directors may defer (until such date as is elected by the Director) receipt of such shares. Dividend equivalents that would have been paid on deferred stock may be deferred or paid in cash, as elected by the non-employee Director. All deferred shares are nonforfeitable.

     Director Election To Receive Fees as Stock. Each Director who is not an employee of Williams or an affiliate may elect to receive his or her Director fees in the form of shares, valued at their fair market value on the date the fees would otherwise have been payable in cash. Non-employee Directors may defer (until such date as is elected by the Director) receipt of such shares. Dividend equivalents that would have been paid on deferred stock may be deferred or paid in cash, as elected by the non-employee Director. All deferred shares are nonforfeitable.

     Performance-Based Awards. The Committee may require satisfaction of preestablished performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of such events.

     The performance measure(s) to be used for purposes of any awards intended to satisfy the "performance based" exception to the limitations of Internal Revenue Code Section 162(m) will be chosen from among the following: (1) earnings (either in the aggregate or on a per-share basis); (2) net income (before or after taxes); (3) operating income; (4) operating profit; (5) cash flow; (6) stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders); (7) return measures (including return on assets, equity, or sales); (8) earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA); (9) gross revenues; (10) share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time); (11) reductions in expense levels in each case where applicable determined either in a Company-wide basis or in respect of any one or more business units; (12) net economic value; (13) market share; (14) annual net income to common stock; (15) earnings per share; (16) annual cash flow provided by operations; (17) changes in annual revenues; (18) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;
(19) economic value added; (20) sales; (21) costs; (22) results of customer satisfaction surveys; (23) aggregate product price and other product price measures; (24) safety record; (25) service reliability; (26) operating and maintenance cost management; (27) energy production availability performance measures; (28) debt rating; and/or (29) achievement of business or operational goals such as market shares and/or business development.

     The Committee has the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that awards which are designed to qualify for the performance-based exception to the limitations of Section 162(m) may not be adjusted upward (the Committee retains the discretion to adjust such awards downward).

     Payment and Deferral of Awards. Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit grantees to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish. The Plan authorizes the Committee to place shares or other property in trusts or make other arrangements to provide for payment of Williams' obligations under the Plan. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

     Transfer Limitations on Awards. Awards granted under the Plan generally may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. Each award will be exercisable during the grantee's lifetime only by the grantee or, if permitted under applicable law, by the grantee's guardian or legal representative. However, transfers of awards for estate planning purposes will be permitted in the discretion of the Committee.

AMENDMENT TO AND TERMINATION OF THE PLAN

     The Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of the New York Stock Exchange (or other stock exchange or automated quotation system on which the Common Stock is then listed or quoted). Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Without the approval of the stockholders, however, the Plan may not be amended to increase the number of shares reserved under the Plan (except pursuant to certain changes in the capital structure of Williams).

     In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan (other than an amendment to the change of control provisions).

     Unless earlier terminated by the Board, the Plan will terminate when no shares remain reserved and available for issuance, and Williams has no further obligation with respect to any award granted under the Plan.

CHANGE OF CONTROL

     If, within two years after a change of control of Williams, a grantee's employment (but not including service as a Director) with Williams or an affiliate is terminated by Williams without cause or by the grantee for good reason, (a) all of the grantee's outstanding awards will become fully vested,
(b) all performance criteria will be deemed fully achieved, and (c) the grantee's non-qualified options will continue to be exercisable for 18 months (but no longer than the remaining original option term). For purposes of the Plan, a Change of Control is deemed to have occurred: (1) upon the acquisition of 15 percent or more of the ownership of Williams by any entity, person or group other than Williams, (2) upon the merger, reorganization or consolidation that results in a more than 35 percent change in ownership of Williams, (3) if the members of the Board of Williams as of the Board approval of the amended Plan (or those voted for by 2/3 of such members) cease to constitute a majority of the Board, (4) upon the approval by Williams' stockholders of a liquidation or dissolution of Williams, (5) upon the approval by Williams' stockholders of a sale or other disposition of all or substantially all of the assets of Williams that results in a more than 50 percent change in ownership of Williams' assets or (6) if the Board determines that a change of control has occurred.

     The Plan reserves to the Board the right to amend the change of control provisions (including with respect to outstanding awards) without the consent of the grantee.

FEDERAL INCOME TAX CONSEQUENCES

     Williams believes that under present law the following are the federal tax consequences generally arising with respect to awards granted under the Plan. This summary is for stockholder informative purposes and is not intended to provide tax advice to grantees.

     The grant of an option (including a stock-based award in the form of a purchase right) will create no tax consequences for the grantee or Williams. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and Williams will receive no deduction at the time. Upon exercising an option other than an ISO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise. In the case of options other than ISOs, Williams will be entitled to a deduction for the amount recognized as ordinary income by the grantee. The treatment to a grantee of a disposition of shares acquired upon the exercise of an option depends on how long the shares have been held and on whether such shares are acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequences to Williams in connection with a disposition of shares acquired under an option except that Williams will be entitled to a deduction (and the grantee will recognize ordinary taxable income) if shares acquired under an ISO are disposed of before the applicable ISO holding periods have been satisfied. Different tax rules apply with respect to grantees who are subject to Section 16 of the Securities Exchange Act of 1934 when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute. Different rules may also apply to an option exercised by a Director less than six months after the date of grant.

     With respect to other awards granted under the Plan that may be settled either in cash, in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received. Williams will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. Williams will be entitled to a deduction for the same amount. In certain circumstances, a grantee may elect to be taxed at the time of receipt of shares or other property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture.

     The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

NEW PLAN BENEFITS

     Awards to Grantees Other Than Non-Employee Directors. It is not possible to determine how many discretionary grants, nor what types, will be made in the future to grantees other than non-employee Directors. It is also not possible to determine how many discretionary grants will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Williams' Common Stock that will be distributed to grantees other than non-employee Directors under the Plan.

     Non-Employee Director Awards. The following table sets forth the number of options and shares of Common Stock that would have been granted to non-employee Directors as a group under the Plan in 2001 had the amended Plan been in effect during that year:

                               NEW PLAN BENEFITS

                              2002 INCENTIVE PLAN

            Position                                       Number of Units
---------------------------------                       ----------------------
Non-Employee Directors as a Group
  (14 in number)......................................  78,000 options granted
                                                         6,683 shares granted

     It is not possible at present to determine the number of shares that will be deliverable under the Plan to non-employee Directors as Common Stock or deferred stock in lieu of fees at the election of each non-employee Director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 INCENTIVE PLAN.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Williams' Directors, executive officers, and persons who beneficially own more than 10 percent of Williams' stock to file certain reports with the SEC and the New York Stock Exchange concerning their beneficial ownership of Williams' equity securities. The

SEC regulations also require that a copy of all such Section 16(a) forms filed must be furnished to Williams by the executive officers, Directors, and greater than 10 percent stockholders. Based on a review of the copies of such forms and amendments thereto received by Williams with respect to 2001, the following table sets forth those Directors or officers of Williams who failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act during the year 2001.

                                                                      NUMBER OF TRANSACTIONS
                                                        NUMBER OF          NOT REPORTED
                                                       LATE REPORTS     ON A TIMELY BASIS
                                                       ------------   ----------------------
Jack D. McCarthy.....................................       1                   2
Joseph H. Williams...................................       1                   1

STOCKHOLDER PROPOSALS FOR 2003

     In order for a stockholder proposal to be considered for inclusion in Williams' 2003 Proxy Statement, such proposal must be received by Williams no later than November 22, 2002. The proposal should be addressed to the Secretary, The Williams Companies, Inc., One Williams Center, Tulsa, Oklahoma 74172. Upon receipt of any such proposal, Williams will determine whether or not to include such proposal in the 2003 Proxy Statement in accordance with applicable law. It is suggested that such proposals be sent by certified mail, return receipt requested. Under Williams' By-laws, any other stockholder proposal that is to be included in Williams' 2003 Proxy Statement under Rule 14a-8 must be received by Williams' Secretary no later than 90 days nor more than 120 days prior to the date of the anniversary date of the 2002 Annual Meeting, and shall contain such information as required under Williams' By-laws. Unless Williams announces a different date, the 2002 Annual Meeting will be held on May 16, 2002. In the event that the 2003 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2002 Annual Meeting, in order for a stockholder proposal to be timely it must be received not later than the close of business on the 10th day following the day on which notice of the date of the 2003 Annual Meeting was mailed or public disclosure of the date of the 2003 Annual Meeting was made, whichever first occurs.

GENERAL

     Williams knows of no matters to be presented at the meeting other than those included in the Notice. Should any other matter requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in what they consider the best interests of Williams. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.

                                            By Order of the Board of Directors

                                            /s/SUZANNE H. COSTIN
                                            Suzanne H. Costin
                                            Secretary

Tulsa, Oklahoma
March 29, 2002

                                                                      APPENDIX A

                          THE WILLIAMS COMPANIES, INC.

                              2002 INCENTIVE PLAN

                               TABLE OF CONTENTS

ARTICLE                                                        PAGE
-------                                                        ----
ARTICLE 1. EFFECTIVE DATE, OBJECTIVES AND DURATION..........     1
  1.1   Effective Date of the Plan..........................     1
  1.2   Objectives of the Plan..............................     1
  1.3   Duration of the Plan................................     1
ARTICLE 2. DEFINITIONS......................................     1
  2.1   "Affiliate".........................................     1
  2.2   "Award".............................................     1
  2.3   "Award Agreement"...................................     1
  2.4   "CEO"...............................................     1
  2.5   "Code"..............................................     1
  2.6   "Committee" and "Management Committee"..............     1
  2.7   "Common Stock"......................................     1
  2.8   "Covered Employee"..................................     1
  2.9   "Deferred Stock"....................................     2
  2.10  "Director Option"...................................     2
  2.11  "Director Stock Grant"..............................     2
  2.12  "Disability"........................................     2
  2.13  "Dividend Equivalent"...............................     2
  2.14  "Eligible Person"...................................     2
  2.15  "Exchange Act"......................................     2
  2.16  "Fair Market Value".................................     2
  2.17  "Grant Date"........................................     2
  2.18  "Grantee"...........................................     2
  2.19  "Incentive Stock Option"............................     2
  2.20  "including" or "includes"...........................     2
  2.21  "Mature Shares".....................................     2
  2.22  "Non-Employee Director".............................     2
  2.23  "Other Stock-Based Award"...........................     2
  2.24  "Option"............................................     2
  2.25  "Option Price"......................................     3
  2.26  "Option Term".......................................     3
  2.27  "Performance-Based Exception".......................     3
  2.28  "Performance Measures"..............................     3
  2.29  "Performance Period"................................     3
  2.30  "Performance Share" and "Performance Unit"..........     3
  2.31  "Period of Restriction".............................     3
  2.32  "Person"............................................     3
  2.33  "Restricted Shares".................................     3
  2.34  "Rule 16b-3"........................................     3
  2.35  "SEC"...............................................     3
  2.36  "Section 16 Non-Employee Director"..................     3
  2.37  "Section 16 Person".................................     3
  2.38  "Share".............................................     3

ARTICLE                                                        PAGE
-------                                                        ----
  2.39  "Termination of Affiliation"........................     3
ARTICLE 3. ADMINISTRATION...................................     3
  3.1   Committee...........................................     3
  3.2   Powers of Committee.................................     4
ARTICLE 4. SHARES SUBJECT TO THE PLAN, MAXIMUM AWARDS, AND
  162(M) COMPLIANCE.........................................     6
  4.1   Number of Shares Available for Grants...............     6
  4.2   Adjustments in Authorized Shares and Awards.........     6
  4.3   Compliance with Section 162(m) of the Code..........     7
  4.4   Performance-Based Exception Under Section 162(m)....     7
ARTICLE 5. ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS.....     9
  5.1   Eligibility.........................................     9
  5.2   Award Agreement.....................................     9
  5.3   General Terms and Termination of Affiliation........     9
  5.4   Nontransferability of Awards........................     9
  5.5   Cancellation and Rescission of Awards...............     9
  5.6   Stand-Alone, Tandem and Substitute Awards...........    10
  5.7   Compliance with Rule 16b-3..........................    10
  5.8   Deferral of Award Payouts...........................    11
ARTICLE 6. STOCK OPTIONS....................................    11
  6.1   Grant of Options....................................    11
  6.2   Award Agreement.....................................    11
  6.3   Option Price........................................    11
  6.4   Grant of Incentive Stock Options....................    11
  6.5   Payment.............................................    12
ARTICLE 7. RESTRICTED SHARES................................    13
  7.1   Grant of Restricted Shares..........................    13
  7.2   Award Agreement.....................................    13
  7.3   Consideration for Restricted Shares.................    13
  7.4   Effect of Forfeiture................................    13
  7.5   Escrow; Legends.....................................    13
ARTICLE 8. PERFORMANCE UNITS AND PERFORMANCE SHARES.........    13
  8.1   Grant of Performance Units and Performance Shares...    13
  8.2   Value/Performance Goals.............................    14
  8.3   Earning of Performance Units and Performance
     Shares.................................................    14
ARTICLE 9. DEFERRED STOCK...................................    14
  9.1   Grant of Deferred Stock.............................    14
  9.2   Delivery and Limitations............................    14
  9.3   Forfeiture..........................................    15
ARTICLE 10. DIVIDEND EQUIVALENTS............................    15
ARTICLE 11. OTHER STOCK-BASED AWARDS........................    15
ARTICLE 12. CHANGE OF CONTROL...............................    15
  12.1  Acceleration of Exercisability and Lapse of
     Restrictions...........................................    15
  12.2  Definitions.........................................    16
  12.3  Flexibility to Amend................................    17

ARTICLE                                                        PAGE
-------                                                        ----
ARTICLE 13. NON-EMPLOYEE DIRECTOR AWARDS....................    17
  13.1   Exclusive Means for Non-Employee Director Awards...    17
  13.2   Director Option....................................    17
  13.3   Director Stock Grants..............................    19
  13.4   Election to Receive Director Fees in Shares or
     Deferred Stock in Lieu of Cash.........................    19
  13.5   Deferral Elections.................................    20
  13.6   Insufficient Number of Shares......................    21
  13.7   Non-Forfeitability.................................    21
  13.8   No Duplicate Payments..............................    21
ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION........    21
  14.1   Amendment, Modification, and Termination...........    21
  14.2   Awards Previously Granted..........................    21
ARTICLE 15. WITHHOLDING.....................................    22
  15.1   Required Withholding...............................    22
  15.2   Notification under Code Section 83(b)..............    22
ARTICLE 16. ADDITIONAL PROVISIONS...........................    22
  16.1   Successors.........................................    22
  16.2   Gender and Number..................................    23
  16.3   Severability.......................................    23
  16.4   Requirements of Law................................    23
  16.5   Securities Law Compliance..........................    23
  16.6   No Rights as a Stockholder.........................    23
  16.7   Nature of Payments.................................    23
  16.8   Non-Exclusivity of Plan............................    24
  16.9   Governing Law......................................    24
  16.10  Share Certificates.................................    24
  16.11  Unfunded Status of Awards; Creation of Trusts......    24
  16.12  Employment.........................................    24
  16.13  Participation......................................    24
  16.14  Military Service...................................    24
  16.15  Construction.......................................    24
  16.16  Headings...........................................    24
  16.17  Obligations........................................    24
  16.18  No Right to Continue as Director...................    24
  16.19  Stockholder Approval...............................    25

                          THE WILLIAMS COMPANIES, INC.

                              2002 INCENTIVE PLAN

                                   ARTICLE 1.

                    EFFECTIVE DATE, OBJECTIVES AND DURATION

     1.1 Effective Date of the Plan. The Williams Companies, Inc., a Delaware corporation (the "Company"), established a stock plan known as The Williams Companies, Inc. 1996 Stock Plan, as amended, which was duly approved by the Company's stockholders. The Company amends, restates and renames such plan (as so amended, the "Plan") as set forth herein effective March 1, 2002 ("Effective Date"), subject to approval by the Company's stockholders.

     1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees and officers of the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees and officers and retaining existing employees and officers, (b) to provide annual cash incentive compensation opportunities that are competitive with those of other major corporations, (c) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company's goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, officers, and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors' interests more closely with the interests of the Company's stockholders.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company ("Board") to amend or terminate the Plan at any time pursuant to
Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

                                   ARTICLE 2.

                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     2.1 "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with the Company.

     2.2 "Award" means Options (including non-qualified options, Incentive Stock Options and Director Options), Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Dividend Equivalents, Other Stock-Based Awards, or Director Stock Grants granted under the Plan.

     2.3 "Award Agreement" means the written agreement by which an Award shall be evidenced.

     2.4  "CEO" means the Chief Executive Officer of the Company.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

     2.6 "Committee" and "Management Committee" have the respective meanings set forth in Article 3.

     2.7 "Common Stock" means the common stock, $1.00 par value, of the Company.

     2.8 "Covered Employee" means a Grantee who, as of the date that the value of an Award is recognizable as income, is one of the group of "covered employees," within the meaning of Code Section 162(m), with respect to the Company.

     2.9 "Deferred Stock" means a right, granted under Section 9.1 or Article 13, to receive Shares at the end of a specified deferral period.

     2.10 "Director Option" means a non-qualified Option granted to a Non-Employee Director under Article 13.

     2.11 "Director Stock Grant" means Shares granted to a Non-Employee Director under Section 13.3.

     2.12 "Disability" means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, for purposes of the exercise of an Incentive Stock Option, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, disability as defined in the Company's long-term disability plan in which the Grantee participates or is eligible to participate, as determined by the Committee.

     2.13 "Dividend Equivalent" means a right to receive payments equal to interest or dividends or property, if and when paid or distributed, on a specified number of Shares.

     2.14 "Eligible Person" means any employee (including any officer) of or potential employee (including a potential officer) of the Company or an Affiliate.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

     2.16 "Fair Market Value" means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) (or, if no sale of Shares was reported for such date, on the most recent trading day prior to such date on which a sale of Shares was reported); (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

     2.17 "Grant Date" means the date on which an Award is granted or, in the case of a grant to an Eligible Person, such later date as specified in advance by the Committee.

     2.18  "Grantee" means a person who has been granted an Award.

     2.19 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

     2.20 "including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

     2.21 "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     2.22 "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

     2.23 "Other Stock-Based Award" means a right, granted under Article 11 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

     2.24 "Option" means an option granted under Article 6 or Article 13 of the Plan.

     2.25 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

     2.26 "Option Term" means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

     2.27 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code
Section 162(m)(4)(C) (including the special provisions for options thereunder).

     2.28  "Performance Measures" has the meaning set forth in Section 4.4.

     2.29 "Performance Period" means the time period during which performance goals must be met.

     2.30 "Performance Share" and "Performance Unit" have the respective meanings set forth in Article 8.

     2.31 "Period of Restriction" means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

     2.32 "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

     2.33 "Restricted Shares" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

     2.34 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

     2.35 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

     2.36 "Section 16 Non-Employee Director" means a Non-Employee Director who satisfies the requirements to qualify as a "non-employee director" under Rule 16b-3.

     2.37 "Section 16 Person" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

     2.38 "Share" means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to
Section 4.2 hereof.

     2.39 "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to the Company or an Affiliate in the capacity of an employee or officer, or with respect to an individual who is an employee or officer of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company.

                                   ARTICLE 3.

                                 ADMINISTRATION

     3.1  Committee.

     (a) Subject to Articles 13 and 14, and to Section 3.2, the Plan shall be administered by a committee ("Committee"). Except to the extent the Board reserves administrative powers to itself or appoints a different committee to administer the Plan, the Committee shall be (i) the Board, with respect to all Non-Employee Directors, (ii) the Compensation Committee of the Board, with respect to all executive officers of the Company and any other Eligible Person with respect to whom it elects to act as the Committee, and (iii) a committee of directors of the Board consisting of the CEO, with respect to any Eligible Person other than an executive officer of the Company, provided that if the CEO is not a member of the Board, the Compensation Committee of the Board shall act in lieu of the CEO. To the extent the Board considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" within the meaning of Code

Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

     (b) The Board or the Compensation Committee may appoint and delegate to another committee ("Management Committee") or to the CEO any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

     (c) Unless the context requires otherwise, any references herein to "Committee" include references to the Board, the Management Committee or the CEO, as applicable.

     3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 13), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

          (a) to determine when, to whom and in what types and amounts Awards should be granted; provided that grants to Non-Employee Directors shall be made solely pursuant to Article 13;

          (b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including the number of shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

          (c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

          (d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

          (e) to determine the Option Term;

          (f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

          (g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

          (h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise), at the election of the Committee or at the election of the Grantee;

          (i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

          (j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

          (k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

          (l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

          (n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

          (o) to make such adjustments or modifications to Awards or to adopt such sub-plans for Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

          (p) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

          (q) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or, except with respect to Awards granted pursuant to Article 13, in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

          (r) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

          (s) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

                                   ARTICLE 4.

       SHARES SUBJECT TO THE PLAN, MAXIMUM AWARDS, AND 162(m) COMPLIANCE

     4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be the sum of fourteen million (14,000,000) plus (a) the number of Shares under The Williams Companies, Inc. Stock Plan for Nonofficer Employees which are available (not subject to outstanding Awards granted thereunder and not delivered out of the Shares reserved thereunder) as of the date of stockholder approval of this Plan ("Unused Shares") plus the number of Shares which become available under such plan after the date of stockholder approval of this Plan pursuant to forfeiture, termination, application as payment for an Award or to satisfy tax withholding, lapse or satisfaction of an Award in cash or property other than Shares ("Returned Shares"), (b) the number of Unused Shares plus the number of Returned Shares under The Williams International Stock Plan, (c) the number of Unused Shares plus the number of Returned Shares under The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors, and (d) the number of Unused Shares plus the number of Returned Shares under The Williams Companies, Inc. 1996 Stock Plan as in effect immediately prior to its amendment to become the Plan. The number of Shares available for delivery pursuant to stock-based Awards other than Options shall not exceed twenty-five percent (25%) of the total number of Shares deliverable under the Plan. The number of Shares available for delivery pursuant to Incentive Stock Options shall be the number determined under the first sentence of this Section 4.1, reduced by the aggregate number of Returned Shares.

     The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

     If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld, applied as payment, or sold and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available for grant under the Plan. Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     4.2 Adjustments in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted,
(b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of Shares of outstanding Restricted Shares or relating to any other outstanding Award in connection with which Shares are subject, and (e) the number of Shares with respect to which Awards may be granted to a Grantee, as set forth in Section 4.3; provided, in each case, that with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

     4.3 Compliance with Section 162(m) of the Code. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable, the following shall apply:

     (a) Section 162(m) Compliance. All Awards granted to persons the Committee believes likely to be Covered Employees shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code
Section 162(m) requires periodic shareholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

     (b) Annual Individual Limitations. During any calendar year, no Grantee may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more than two million (2,000,000) Shares, subject to adjustment as provided in Section 4.2. The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted with respect to any calendar year (or the Company's fiscal year, if the Company's fiscal year is not the calendar year) to any Grantee expected to be a Covered Employee (regardless of when such Award is settled) shall not exceed $10,000,000. (Thus, Awards that accrue over more than one calendar year (or fiscal year) may exceed the one-year grant limit in the prior sentence at the time of payment or settlement.)

     4.4 Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following:

          (a) Earnings (either in the aggregate or on a per-share basis);

          (b) Net income;

          (c) Operating income;

          (d) Operating profit;

          (e) Cash flow;

          (f) Stockholder returns (including return on assets, investments, equity, or gross sales) (including income applicable to common stockholders or other class of stockholders);

          (g) Return measures (including return on assets, equity, or sales);

          (h) Earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA);

          (i) Gross revenues;

          (j) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

          (k) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

          (l) Net economic value;

          (m) Market share;

          (n) Annual net income to common stock;

          (o) Earnings per share;

          (p) Annual cash flow provided by operations;

          (q) Changes in annual revenues;

          (r) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

          (s) Economic value added;

          (t) Sales;

          (u) Costs;

          (v) Results of customer satisfaction surveys;

          (w) Aggregate product price and other product price measures;

          (x) Safety record;

          (y) Service reliability;

          (z) Operating and maintenance cost management;

          (aa) Energy production availability performance measures;

          (bb) Debt rating; and/or

          (cc) Achievement of business or operational goals such as market share and/or business development;

     provided that subsections (a) through (g) may be measured on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

     In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

                                   ARTICLE 5.

                  ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

     5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award. Each Person who, on any date on which an Award is to be granted pursuant to Article 13, is a Non-Employee Director automatically shall be granted an Award pursuant to Article 13 on such date.

     5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

     5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 14.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Awards that have not been exercised subject to a risk of forfeiture, subject to deferral by the Committee (and not voluntary deferral by the Grantee), subject to vesting, or have outstanding Performance Periods at the time of a Termination of Affiliation shall be forfeited to the Company.

     5.4  Nontransferability of Awards.

     (a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended, or the rules thereunder.

     (b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     (c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Director Options, Deferred Stock, and Awards other than Incentive Stock Options, may be transferred to one or more trusts or persons during the lifetime of the Grantee in connection with the Grantee's estate planning, and may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     (d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

     5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

     5.6  Stand-Alone, Tandem and Substitute Awards.

     (a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under The Williams Companies, Inc. Stock Plan for Nonofficer Employees or The Williams International Stock Plan, or any other plan of the Company or any Affiliate; provided that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. In connection with the Company's acquisition, however effected, of another corporation or entity (the "Acquired Entity") or the assets thereof, the Committee may, at its discretion, grant Awards ("Substitute Awards") associated with the stock or other equity interest in such Acquired Entity ("Acquired Entity Award") held by a Grantee immediately prior to such Acquisition in order to preserve for Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits. The Option Price of any Option or the purchase price of any other Award conferring a right to purchase Shares:

          (i) If granted in substitution for an outstanding Award or non-Plan award or benefit, shall be either not less than the Fair Market Value of Shares at the date such substitute Award is granted or not less than such Fair Market Value at that date reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Grantee as a condition to receipt of a substitute Award; or

          (ii) If granted retroactively in tandem with an outstanding Award or an award granted under another plan, shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award or award granted under such other plan.

     (b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan in substitution for stock and stock-based Awards held by employees of another corporation who become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation.

     5.7  Compliance with Rule 16b-3.

     (a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b): (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

     (b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

     (c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company's independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

     5.8 Deferral of Award Payouts. The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee's Termination of Affiliation.

                                   ARTICLE 6.

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

     6.3 Option Price. The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee, and shall be at least equal to 100% of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment allowed under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option.

     6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

          (a) shall be granted only to an employee of the Company or a Subsidiary Corporation (as defined below);

          (b) shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a "10% Owner"), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

          (c) shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (d) shall not have an aggregate Fair Market Value (as of the Grant
     Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary Corporation ("Other Plans")) are exercisable for the first time by such Grantee during any calendar year ("Current Grant"), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

          (e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

             (i) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

             (ii) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

          (f) shall be granted within 10 years from the earlier of the date this amendment and restatement is adopted by the Board or the date the Plan is approved by the stockholders of the Company;

          (g) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) ("Disqualifying Disposition"), within 10 days of such a Disqualifying Disposition; and

          (h) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death.

     For purposes of this Section 6.4, "Subsidiary Corporation" means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

     6.5 Payment. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means, subject to the approval of the
Committee:

          (a) cash, personal check or wire transfer;

          (b) Mature Shares, valued at their Fair Market Value on the date of exercise;

          (c) with the approval of the Committee, Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

          (d) subject to applicable law, pursuant to procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

     The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

                                   ARTICLE 7.

                               RESTRICTED SHARES

     7.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

     7.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee's Termination of Affiliation due to death, disability, normal or approved early retirement, or involuntary termination by the Company or an Affiliate without "cause".

     7.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the par value of a Share for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the Shares and in any event no later than 10 business days after the Grant Date for such Shares.

     7.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

     7.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

                                   ARTICLE 8.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     8.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     8.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

          (a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

          (b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

     8.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the

     Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

     At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

     If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

     At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Grantee. In addition, a Grantee may, at the discretion of the Committee, be entitled to exercise his or her voting rights with respect to such Shares.

                                   ARTICLE 9.

                                 DEFERRED STOCK

     9.1 Grant of Deferred Stock. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

     9.2 Delivery and Limitations. Delivery of Shares will occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Grantee awarded Deferred Stock will have no voting rights and will have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.

     9.3 Forfeiture. Except as otherwise determined by the Committee, upon Termination of Affiliation during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Grantee) shall be forfeited.

                                  ARTICLE 10.

                              DIVIDEND EQUIVALENTS

     The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

                                  ARTICLE 11.

                            OTHER STOCK-BASED AWARDS

     The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, and Awards payable in securities of Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 11 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

                                  ARTICLE 12.

                               CHANGE OF CONTROL

     12.1 Acceleration of Exercisability and Lapse of Restrictions. If, within two (2) years following a Change of Control, a Grantee has a Termination of Affiliation with the Company and the Company's Affiliates (excluding any transfer to the Company or its Affiliates) voluntarily for Good Reason, or involuntarily (other than due to Cause, death, Disability, or Retirement) the following acceleration provisions shall apply to Awards other than Awards granted under Article 13:

          (a) All outstanding Awards pursuant to which the Grantee may have rights the exercise of which is restricted or limited shall become fully exercisable, except to the extent otherwise provided in Section 5.7(a); unless the right to lapse restrictions or limitations is waived or deferred by a Grantee prior to such lapse, all restrictions or limitations (including risks of forfeiture) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except to the extent otherwise provided in Section 5.7(a); and

          (b) In the event that any Award is subject to limitations under
     Section 5.7(a) at the time of a Change of Control, then, solely for the purpose of determining the rights of the Grantee with respect to such Award, a Change of Control will be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 5.7(a) have expired. In addition, notwithstanding any other provision of the Plan or any outstanding Award Agreement, Awards in the form of nonqualified stock options which are accelerated under this
     Section 12.1 shall be exercisable after a Grantee's Termination of Affiliation for a period equal to the lesser of (i) the remaining term of each nonqualified option; or (ii) eighteen (18) months.

     12.2 Definitions. For purposes of this Article 12, the following terms shall have the meanings set forth below:

          (a) "Cause" means, unless otherwise defined in an Award Agreement, from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the Committee: (i) willful failure by a Grantee to substantially perform his or her duties (as they existed immediately prior to a Change of Control), other than any such failure resulting from a Disability, or (ii) gross negligence or willful misconduct of the Grantee which results in a significantly adverse effect upon the Company or an Affiliate, or (iii) willful violation or disregard of the code of business conduct or other published policy of the Company or an Affiliate by the Grantee, or (iv) Grantee's conviction of a crime involving an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material harm, financial or otherwise, to the Company or an Affiliate.

          (b) "Change of Control" means, unless otherwise defined in an Award Agreement, the occurrence of any one or more of the following:

             (i) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the total voting power of all the then outstanding Voting Securities; or

             (ii) any Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer, securities representing 15% or more of the total voting power of all the then outstanding Voting Securities; or

             (iii) individuals (a) who as of the Effective Date constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the Effective Date or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

             (iv) the consummation of a merger, consolidation, recapitalization or reorganization of the Company or an acquisition by the Company, other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 65% of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after such transaction if the voting rights of each Voting Security relative to the other Voting Securities were not altered in such transaction; or

             (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50% of the assets owned by the Company immediately prior to the transaction; or

             (vi) the Board adopts a resolution to the effect that a Change of Control has occurred.

          (c) "Good Reason" means, unless otherwise defined in an Award Agreement, the occurrence, within two years following a Change of Control and without a Grantee's prior written consent, of any one or more of the following:

             (i) a material change in the Grantee's duties from those assigned to the Grantee immediately prior to a Change of Control, unless associated with a bona fide promotion of the Grantee and a commensurate increase in the Grantee's compensation, in which case the Grantee shall be deemed to consent, or

             (ii) a significant reduction in the authority and responsibility assigned to the Grantee, or

             (iii) the removal of the Grantee from, or failure to reelect the Grantee to, any corporate office of the Company or an Affiliate to which the Grantee may have been elected and was occupying immediately prior to a Change of Control, unless associated with a bona fide promotion of the Grantee and a commensurate increase in the Grantee's compensation or in connection with the election of the Grantee to a corresponding or higher office of the Company or any Affiliate, in each which case the Grantee shall be deemed to consent, or

             (iv) reduction of a Grantee's base salary, or

             (v) termination of any of the incentive compensation plans in which the Grantee shall be participating at the time of a Change of Control, unless such plan is replaced by a successor plan providing incentive opportunities and awards at least as favorable to the Grantee as those provided in the plan being terminated, or

             (vi) amendment of any of the incentive compensation plans in which the Grantee shall be participating at the time of a Change of Control so as to provide for incentive opportunities and awards less favorable to the Grantee than those provided in the plan being amended, or

             (vii) failure by the Company or an Affiliate to continue the Grantee as a participant in any of the incentive compensation plans in which the Grantee is participating immediately prior to a Change of Control on a basis comparable to the basis on which other similarly situated employees participate in such plan, or

             (viii) except in relation to a wage freeze applicable to all employees of the Company or an Affiliate, modification of the administration of any of the incentive compensation plans so as to adversely affect the level of incentive opportunities or awards actually received by the Grantee, or

             (ix) a requirement by the Company or an Affiliate that the Grantee's principal duties be performed at a location more than fifty
        (50) miles from the location where the Grantee was employed immediately preceding the Change of Control, except for travel reasonably required in the performance of the Grantee's duties.

          (d) "Related Party" means: (i) a majority-owned subsidiary of the Company; or (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; or (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the Voting Power.

          (e) "Retirement" shall have the meaning ascribed to such term in the Company's governing tax-qualified retirement plan applicable, or if no such plan is applicable to the Grantee, at the discretion of the Committee.

          (f) "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

     12.3 Flexibility to Amend. The provisions of this Article 12 and any Award Agreement may be modified at any time prior to a Change in Control, without the consent of the Grantee or the Company's stockholders in order to cause the Change in Control provisions applicable to Awards to conform with the Company's policies regarding treatment of compensation upon a Change in Control.

                                  ARTICLE 13.

                          NON-EMPLOYEE DIRECTOR AWARDS

     13.1 Exclusive Means for Non-Employee Director Awards. Awards to Non-Employee Directors shall be made solely pursuant to this Article 13.

     13.2 Director Option. Subject to adjustment as provided in Section 4.2, each Non-Employee Director shall be automatically granted a Director Option for 6,000 Shares on the date of the regularly scheduled Board meeting in January of each year; provided that if no meeting is held in January, the Grant Date for such Director Option shall be January 31. Notwithstanding the foregoing, the Board may, in its discretion exercised at any time prior to the date a Director Option is granted for a year, provide that the Director Option for such year shall be granted in installments, so that only a portion (which portion shall be the same for each Non-Employee Director) of the Director Option shall be granted in January of such year, and the remaining portion or portions shall be granted at such time or times in such year as the Board may specify at the time it determines to grant the Director Option in installments. A person who becomes a Non-Employee Director after the January Board meeting in any year (or after the end of January if there is a no January Board meeting) shall be granted a prorated Director Option for such year. The Grant Date for such prorated Director Option shall be the date of the first regularly scheduled meeting of the Board occurring in the earliest of May, September, or January after such person becomes a Non-Employee Director (or the last day of such earliest month if there is no regularly scheduled Board meeting in such earliest month). The number of Shares subject to such prorated Director Option shall be 6,000 multiplied by a fraction, the numerator of which is the number of full and partial months elapsing between the date such person became a Non-Employee Director and December 31 of the year in which such person became a Non-Employee Director, and the denominator of which is twelve. Such prorated Director Option shall be for a whole number of Shares determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share (and otherwise rounding down to the next lower whole number of Shares). In the event the Board has determined that the Director Option for a year shall be granted in installments, the Board shall make appropriate provision for prorating installments with respect to Non-Employee Directors entitled to a prorated Director Option, consistent with the preceding provisions of this Section 13.2.

          (a) Non-Employee Director Status. A person must be a Non-Employee Director on the Grant Date of a Director Option (or any installment thereof) in order to be granted such Director Option (or installment thereof).

          (b) Option Price. The Option Price for each Director Option shall be 100 percent of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment allowed under Section 4.2, the Board shall not have the authority or discretion to change the Option Price of any outstanding Director Option.

          (c) Director Option Term. The Option Term of each Director Option shall expire the earlier of (i) the tenth anniversary of the Grant Date or
     (ii) the fifth anniversary of the date the Grantee ceases to serve as a Non-Employee Director.

          (d) Vesting and Exercisability. Each Director Option shall be fully vested and exercisable at any time, or from time to time, throughout the Option Term.

          (e) Method of Exercise. A Grantee may exercise a Director Option, in whole or in part, during the Option Term, by giving written notice of exercise to the Human Resources Department of the Company, specifying the Director Option to be exercised and the number of Shares to be purchased, and paying in full the exercise price by any one or any combination of the following means:

             (i) in cash, personal check or wire transfer;

             (ii) by surrendering Mature Shares having a Fair Market Value at the time of exercise equal to the Option Price for Shares being acquired; or

             (iii) subject to applicable law, pursuant to procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares.

          (f) Exercise of Director Option for Deferred Stock. A Non-Employee Director who makes a Deferral Election in accordance with Section 13.5 and who pays the Option Price with Mature Shares may exercise his or her option for an equal number of shares of Deferred Stock in lieu of Shares.

     13.3  Director Stock Grants.

     (a) Automatic Annual Stock Grant.  Subject to adjustment as provided in
Section 4.2, each Non-Employee Director automatically shall be granted fully vested Shares ("Director Stock Grant") valued at twenty thousand dollars at the close of business on the day of each Annual Meeting of Company stockholders at which a class of directors is elected or reelected by the Company's stockholders; provided the Grantee is a Non-Employee Director at the conclusion of such Annual Meeting. The number of Shares will be determined by dividing twenty thousand dollars by the Fair Market Value of a Share on the date of the Annual Meeting of Company stockholders, and rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares. Each Non-Employee Director who first becomes a Non-Employee Director after the conclusion of such Annual Meeting and prior to August 1 of any year shall automatically receive a full Director Stock Grant in December of such year. The number of Shares will be determined by dividing twenty thousand dollars by the Fair Market Value of a Share on the last business day in December of such year and rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares.

     (b) Prorated Director Stock Grant.  Subject to adjustment as provided in
Section 4.2, each Non-Employee Director who first becomes a Non-Employee Director on or after August 1 and on or before December 31 of any calendar year automatically shall receive a prorated Director Stock Grant in December of such year. The number of Shares in such prorated Director Stock Grant shall be determined by multiplying twenty thousand dollars by a fraction, the numerator of which is the number of full and fractional months such Non-Employee Director's service as a Non-Employee Director in such calendar year, and the denominator of which is six, the prorated amount, and dividing the prorated amount by the Fair Market Value of a Share on the last business day in December of such year. Such prorated Director Stock Grant shall be for a whole number of Shares determined by rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share (and otherwise rounding down to the next lower whole number of Shares).

     (c) Election to Defer Shares Under Director Stock Grant. A Non-Employee Director who makes a Deferral Election in accordance with Section 13.5 shall receive all or part (as he or she elects) of the Shares to be delivered pursuant to a Director Stock Grant in the form of an equal number of shares of Deferred Stock in lieu of delivery of Shares under Section 13.3(a).

     13.4 Election to Receive Director Fees in Shares or Deferred Stock in Lieu of Cash.

     (a) Payment of Director Fees in Shares. A Non-Employee Director may elect ("Share Election") to be paid all or a portion of the cash fees earned in his or her capacity as a Non-Employee Director (including annual retainer fees, meeting fees, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) ("Director Fees") in the form of Shares in lieu of cash. A Share Election may be made at any time prior to the date Director Fees would otherwise have been paid in cash, subject to such restrictions and advance filing requirements as the Company may impose. Share Elections made pursuant to The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors that were in effect on the date stockholders approve this Plan shall remain in effect under this Plan, subject to the remainder of this Section 13.4(a). Each Share Election shall be irrevocable, shall specify the portion of the Director Fees to be paid in the form of Shares and shall remain in effect with respect to future Director Fees until the Non-Employee Director revokes or changes such Share Election. Any such revocation or change shall have prospective application only. Shares delivered pursuant to a Share Election shall be the whole number of Shares determined by dividing the amount of Director Fees to be paid in Shares by the Fair Market Value of a Share on the date such Director Fees would otherwise be paid (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares).

     (b) Payment of Director Fees in Deferred Stock. A Non-Employee Director who makes a Deferral Election in accordance with Section 13.5 shall receive all or part (as he or she elects) of his or her Director Fees in the form of a number of shares of Deferred Stock equal to the quotient (rounding up to the next higher whole number of shares, any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) of the amount of Director Fees to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such Director Fees would otherwise be paid in cash.

     13.5 Deferral Elections. Each member of the Board who is a Non-Employee Director may make an election ("Deferral Election") to be paid any or all of the following ("Deferrable Amounts") in the form of Deferred Stock in lieu of cash or Shares, as applicable: (i) shares to be delivered on exercise of a Director Option as provided in Section 13.2(e); (ii) Director Stock Grants as provided in
Section 13.3; (iii) Director Fees as provided in 13.4(a); or (iv) Dividend Equivalents on Deferred Stock, as provided in Section 13.5(d).

     (a) Timing of Deferral Elections. An initial Deferral Election must be filed with the Human Resources Department of the Company no later than December 31 of the year preceding the calendar year in which the Deferrable Amounts to which the Deferral Election applies would otherwise be paid or delivered, subject to such restrictions and advance filing requirements as the Company may impose; provided that any newly elected or appointed Non-Employee Director may file a Deferral Election not later than 30 days after the date such person first became a Non-Employee Director (or at such later time in the year of such election or appointment as the Company shall permit). A Deferral Election shall be irrevocable as of the filing deadline and shall only apply with respect to Deferrable Amounts otherwise payable after the filing of such election. Each Deferral Election (including a deferral election filed under The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors that was in effect with respect to 2002 Deferrable Amounts on the date stockholders approved this
Plan) shall remain in effect with respect to subsequently earned Deferrable Amounts unless the Non-Employee Director revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only.

     (b) Content of Deferral Elections. A Deferral Election must specify the following:

          (i) The number of Shares acquired on exercise of a Director Option or under a Director Stock Grant to be paid in Deferred Stock, or the dollar amount or percentage of Director Fees to be paid in Deferred Stock;

          (ii) the date such Deferred Stock shall be paid (subject to such limitations as may be specified by counsel to the Company); and

          (iii) whether Dividend Equivalents on Deferred Stock are to be paid in cash or deposited in the form of Deferred Stock to the Non-Employee Director's Deferral Account (as defined in Section 13.5(c)), to be paid at the time the Deferred Stock to which they relate are paid.

     (c) Deferral Account. The Company shall establish an account ("Deferral Account") on its books for each Non-Employee Director who makes a Deferral Election. A number of shares of Deferred Stock (determined in the case of a Deferrable Amount otherwise payable in cash, by dividing the amount of cash to be deferred by the Fair Market Value of a Share on the date such cash would otherwise be paid, and rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares) shall be credited to the Non-Employee Director's Deferral Account as of each date a Deferrable Amount subject to a Deferral Election would otherwise be paid. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded unsecured obligation of the Company.

     (d) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. If the Non-Employee Director has elected cash payment of Dividend Equivalents pursuant to Section 13.5(b), such Dividend Equivalents shall be paid in cash on the payment date of the dividend or distribution. Otherwise, such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of the dividend or distribution (rounding up to the next higher whole number of Shares any fractional portion of a Share equal to or in excess of one-half Share, and otherwise rounding down to the next lower whole number of Shares).

     (e) Settlement of Deferral Accounts. The Company shall settle a Non-Employee Director's Deferral Account by delivering to the holder thereof (which may be the Non-Employee Director or his or her beneficiary) a number of Shares equal to the whole number of Deferred Stock then credited to such Deferral Account (or a specified portion in the event of any partial settlement); provided that if less than the value of a whole Share remains in the Deferral Account at the time of any such distribution, the number of Shares distributed shall be rounded up to the next higher whole number of Shares if the fractional portion of a Share remaining is equal to or in excess of one-half Share, and otherwise shall be rounded down to the next lower whole number of Shares. Such settlement shall be made at the time or times specified in the applicable Deferral Election; provided that a Non-Employee Director may further defer settlement of the Deferral Account by filing a new Deferral Election if counsel to the Company determines that such further deferral likely would not trigger immediate taxation of amounts otherwise distributable from such Deferral Account under applicable federal income tax laws and regulations.

     13.6 Insufficient Number of Shares. If at any date insufficient Shares are available under the Plan for the automatic grant of Director Options or Director Stock Grants, or the delivery of Shares in lieu of cash payment of Director Fees, or crediting Deferred Stock pursuant to a Deferral Election, (a) Director Options under Section 13.2 and Director Stock Grants under Section 13.3 automatically shall be granted proportionately to each Non-Employee Director eligible for such a grant to the extent Shares are then available (provided that no Director Option shall be granted with respect to a fractional number of Shares), and (b) then, if any Shares remain available, Director Fees elected to be received in Shares shall be paid in the form of Shares or deferred in the form of Deferred Stock proportionately among Non-Employee Directors then eligible to participate to the extent Shares are then available.

     13.7 Non-Forfeitability. The interest of each Non-Employee Director in Director Options, Director Stock Grants or Deferred Stock (and any Deferral Account relating thereto) granted or delivered under the Plan at all times shall be non-forfeitable.

     13.8 No Duplicate Payments. No payments or Awards shall be made or granted under this Plan with respect to any services as a Non-Employee Director if a payment or award has been or will be made for the same services under The Williams Companies, Inc. 1996 Stock Plan for Non-Employee Directors.

                                  ARTICLE 14.

                    AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

     14.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award; provided that Article 12 may be removed, amended or modified at any time prior to a Change of Control without the consent of any Grantee.

                                  ARTICLE 15.

                                  WITHHOLDING

     15.1  Required Withholding

     (a) Mandatory Tax Withholding.

          (i) Whenever, under the Plan, Shares are to be delivered upon exercise or payment of an Award, upon Restricted Shares becoming nonforfeitable, upon payment of cash, or any other event with respect to rights and benefits hereunder, the Company or any Affiliate shall be entitled to require (A) that the Grantee remit an amount in cash, or in the Company's discretion, in Mature Shares, sufficient to satisfy all of the employer's federal, state, and local tax withholding requirements related thereto but no more than the minimum amount necessary to satisfy such amounts ("Required Withholding"), (B) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (C) any combination of the foregoing.

          (ii) Any Grantee who makes a Disqualifying Disposition (as defined in
     Section 6.4(g)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company and/or an Affiliate shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

     (b) Elective Excess Withholding.

          (i) Subject to the following subsection and with the Committee's prior approval, a Grantee (other than a Non-Employee Director) may elect to remit (or attest to the ownership of) Mature Shares upon the exercise or settlement of an Award or upon Restricted Shares becoming non-forfeitable (each, a "Taxable Event") having a Fair Market Value equal to an amount greater than the Required Withholding for the Taxable Event but not to exceed the estimated total amount of such Grantee's tax liability ("Excess Withholding") with respect to the Taxable Event.

          (ii) Each Excess Withholding election shall be subject to the following conditions:

             (A) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Excess Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

             (B) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

             (C) the Grantee's election shall be irrevocable.

     15.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

                                  ARTICLE 16.

                             ADDITIONAL PROVISIONS

     16.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

     16.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

     16.3 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     16.4 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     16.5  Securities Law Compliance.

     (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

     (b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

     16.6 No Rights as a Stockholder. No Grantee (except as expressly provided in Article 13) shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

     16.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

     16.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

     16.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

     16.10 Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Grantee, the Committee may require any Grantee to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

     16.11 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     16.12 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee's employment at any time, nor confer upon any Grantee the right to continue in the employ or as an officer of the Company or any Affiliate.

     16.13 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

     16.14  Military Service.  Awards shall be administered in accordance with
Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

     16.15  Construction.  The following rules of construction will apply to the
Plan: (a) the word "or" is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

     16.16 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     16.17 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee's employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

     16.18 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

     16.19 Stockholder Approval. No Awards payable in Shares shall be granted prior to the date the Company's stockholders approve the amended and restated Plan.

[LOGO]
PROXY SERVICES
EQUISERVE
P O BOX
EDISON, NEW JERSEY 08818

                                       VOTE BY PHONE - 1-877-779-8683
                                       Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your Control Number and then follow the simple instructions the Vote Voice provided to you.

                                       VOTE BY INTERNET - www.eproxvvote.com.wmb
                                       Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your Control Number to obtain your records and create an electronic voting instruction form.

                                       VOTE BY MAIL - Mark, sign and date your
                                       proxy card and return it in the
                                       postage-paid envelope we've provided or
                                       return to The Williams Companies, Inc.,
                                       c/o EquiServe Trust Company, N.A., P O
                                       Box 8057, Edison, New Jersey 08818-8057


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY
THE WILLIAMS COMPANIES, INC.

For address changes and/or comments, please check this box and write them on the back where indicated. [ ]

This proxy, when properly executed, will be voted in the manner directed herein.
If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

ELECTION OF DIRECTORS

                                                              For      Withhold      For All      To withhold authority
                                                              All        All         Except       to vote, mark "For All
                                                                                                  Except" and write the nominee's
                                                                                                  number on the line below
1.   01) Hugh M. Chapman, 02) Ira D. Hall,
     03) Frank T. MacInnis, 04) Steven J. Malcolm and
     05) Janice D. Stoney                                     [ ]        [ ]          [ ]         -------------------------------




VOTE ON PROPOSALS

                                                              For      Against      Abstain
2.   Approval of The Williams Companies, Inc. 2002
     Incentive Plan.                                          [ ]        [ ]          [ ]

3.   Ratification of Ernst & Young LLP as auditors
     for 2002.                                                [ ]        [ ]          [ ]

In their discretion of one or more of said proxies upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     The signer hereby revokes all proxies therefore given by the signer to vote at said Annual Meeting or any adjournments thereof.


----------------------------------------        -------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)  Date

--------------------------------------------------------------------------------

                          THE WILLIAMS COMPANIES, INC.
                    Proxy Solicited on Behalf of the Board of
                 Directors of Williams for the Annual Meeting of
                          Stockholders on May 16, 2002.

   The undersigned stockholder of The Williams Companies, Inc. ("Williams") hereby appoints STEVEN J. MALCOLM, JACK D. McCARTHY and WILLIAM G. VON GLAHN, jointly and severally with full power of substitution, as proxies to represent and to vote all of the shares of Williams' Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Williams to be held on the 16th day of May, 2002, and at any and all adjournments thereof on all matters coming before said meeting.

                                                                       (change of address/comments)
Election of Directors. Nominees:

                                                                       -------------------------------------------------
01) Hugh M. Chapman, 02) Ira D. Hall, 03) Frank T. MacInnis,           -------------------------------------------------
04) Steven J. Malcolm and 05) Janice D. Stoney                         -------------------------------------------------
                                                                       -------------------------------------------------
                                                                       (If you have written in the above space, please
                                                                       mark the corresponding box on the reverse side
                                                                       of this card.)

   To participants in The Williams Investment Plus Plan, Mid-South PACE Savings and Retirement Plan, WES Savings Plan for Hourly Employees, WCG Investment Plan, Platinum Equity 401(k) Plan, WilTel Savings & Retirement Plan, WEC Inc. Employee Savings Plan and Telus NationalSystems Inc. Plan:

   This proxy/voting instruction card constitutes your voting instructions to the Trustee(s) of one or more of the Plans listed above. Non-voted shares will be voted in the same proportion on each issue as the Trustees votes those shares for which it receives voting instructions from Participants.

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.


                                                                     SEE REVERSE
                                                                        SIDE